              ===================================================




                                 KAIMUKI PLAZA





                                 TENANT LEASE






                                CKSS ASSOCIATES

                                   LANDLORD




               AMERICAN SCHOOL OF PROFESSIONAL PSYCHOLOGY, INC.

                                    Tenant

              ===================================================

                                                                    EXHIBIT 10.8

                                 KAIMUKI PLAZA

                               HONOLULU, HAWAII

                                 OFFICE LEASE

                               TABLE OF CONTENTS

            SPECIFIC PROVISIONS

SECTION     1.   SPECIFIC PROVISIONS.....................................   1
SECTION     2.   EXHIBITS................................................   2
SECTION     3.   SPECIAL TERMS AND CONDITIONS............................   2

            GENERAL PROVISIONS

SECTION     4.   PREMISES................................................   1
SECTION     5.   RENT....................................................   1
SECTION     6.   QUIET ENJOYMENT.........................................   2
SECTION     7.   USE.....................................................   3
SECTION     8.   POSSESSION..............................................   3
SECTION     9.   SERVICES PROVIDED BY LANDLORD...........................   3
SECTION     10.  ELECTRICITY.............................................   4
SECTION     11.  DAMAGE TO PREMISES......................................   4
SECTION     12.  CONDEMNATION............................................   4
SECTION     13.  HOLDING OVER............................................   5
SECTION     14.  LIENS...................................................   6
SECTION     15.  DEFAULT AND RE-ENTRY....................................   6
SECTION     16.  REPAIRS AND ALTERATIONS.................................   9
SECTION     17.  INSPECTION OF PREMISES..................................  12
SECTION     18.  SURRENDER OF PREMISES...................................  12
SECTION     19.  ACTION OR SUIT..........................................  12
SECTION     20.  ASSIGNMENT, SUBLETTING AND MORTGAGING...................  12
SECTION     21.  CHANGE OF CONTROL.......................................  14
SECTION     22.  BANKRUPTCY OF TENANT....................................  14
SECTION     23.  NON-LIABILITY OF LANDLORD...............................  14
SECTION     24.  INDEMNITY AND RISK OF INJURY............................  15
SECTION     25.  ADVERTISING.............................................  15
SECTION     26.  RULES AND REGULATIONS...................................  15
SECTION     27.  SUBORDINATION...........................................  15
SECTION     28.  ESTOPPEL CERTIFICATE....................................  16
SECTION     29.  INSURANCE...............................................  16

SECTION    30.   OPERATING EXPENSES......................................  17
SECTION    31.   PARKING AND TRAFFIC.....................................  20
SECTION    32.   CURE AND SECURITY DEPOSIT...............................  20
SECTION    33.   ABANDONMENT.............................................  20
SECTION    34.   AUTHORITY...............................................  20
SECTION    35.   ATTACHMENTS.............................................  20
SECTION    36.   COVENANTS AND CONDITIONS................................  20
SECTION    37.   NOTICE..................................................  20
SECTION    38.   SEVERABILITY............................................  21
SECTION    39.   DISCLAIMER OF WARRANTIES................................  21
SECTION    40.   DIMINUTION OF LIGHT, VIEW OR AIR BY ADJACENT
                 STRUCTURE...............................................  21
SECTION    41.   SUBSTITUTION OF LEASED PREMISES.........................  21
SECTION    42.   SERVICE CONTRACTS.......................................  21
SECTION    43    NO RENT REDUCTION.......................................  21
SECTION    44.   CANCELLATION NOT MERGER.................................  21
SECTION    45.   SUBMISSION FOR REVIEW...................................  21
SECTION    46.   RESERVATION OF LANDLORD.................................  21
SECTION    47.   SUCCESSORS..............................................  22
SECTION    48.   SHORT-FORM COUNTERPART..................................  22
SECTION    49.   CONVEYANCE TAX..........................................  22
SECTION    50.   GENERAL.................................................  22
SECTION    51.   WAIVER OF JURY TRIAL....................................  22
SECTION    52.   WAIVER OF RIGHTS OF REDEMPTION..........................  22
SECTION    53.   ENTIRE AGREEMENT........................................  22
SECTION    54.   APPLICABLE LAWS.........................................  22
SECTION    55.   MISCELLANEOUS...........................................  22

                                 KAIMUKI PLAZA
                               HONOLULU, HAWAII

                              SPECIFIC PROVISIONS


         THIS LEASE, made and entered into this ____ day of _____________ 1995, by and between CKSS ASSOCIATES, a Hawaii registered limited partnership, whose principal place of business and post office address is 220 South King Street, Honolulu, Hawaii 96813, hereinafter called "Landlord" and AMERICAN SCHOOL OR PROFESSIONAL PSYCHOLOGY, INC. whose principal place of business and post office address in 3465 Waialas Avenue, Suite 300, Honolulu, HI 96816.

hereinafter called "Tenant",

                             W I T N E S S E T H:

1. SPECIFIC PROVISIONS The following entries constitute certain specific provisions of this lease and are referred to elsewhere herein:

     1.1. Floor(s) on which Premises are located:                    Third (3rd)
     1.2. Suite number:                                                     300
     1.3. Area of Premises:

          1.3.1.   Approximate usable area of Tenant's Premises         6,029 sf

          1.3.2.   Approximate proportionate share of common
                   area on 1st Floor                                    + 567 sf
                                                                        --------

          1.3.3.   Approximate "rentable area" of Tenant's Premises
                   on 1st Floor (for determination of base rent and
                   operating expenses):                                 6,596 sf

     1.4. Tenant's present share of rentable area of the entire KAIMUKI PLAZA:
10.70%


     1.5. The term of this lease shall be ten (10) years and shall commence on the 1st day of August, 1995 (the "Commencement Date"), and end on the 31st day of July, 2005, inclusive, subject to the provisions of Sections 4 and 8 hereof.

     1.6. Monthly Rent: Subject to confirmation by the parties in a written memorandum, the form of which is attached hereto as Exhibit "D", monthly rent shall be the sum of


                         Specific Provisions Page 1 of 6

          1.6.1.   Base rent for in the amount of:
                   Year 1: $0.00 per month for the period commencing August 1, 1995 to October

                   Year 2 to 5:    $9,613.35 per month for the period commencing
                                   November 1, 1995 to July 31, 1996.

                   Years 2 to 5:   $9,613.35 per month for the period commencing
                                   August 1, 1996 to July 31, 2000.

                   Years 6 to 10:  $11,536.02 per month for the period
                                   commencing August 1, 2000 to July 31, 2005.

          1.6.2. Additional rent, beginning on the commencement date of the lease, of $5,554.38 per month representing Tenant's share of estimated operating expenses, as provided for in Section 5.7 of this lease, subject to adjustment as set forth in Section 30 hereinbelow;

          1.6.3.   RESERVED

          1.6.4. Hawaii State General Excise Tax (as provided for and subject to adjustment under Section 5.6 of this lease).

     1.7. Security Deposit: The first applicable monthly Base Rent (Section 1.6.1.) and Additional rent (Section 1.6.2.) above with the exact amount to be determined and confirmed by the parties in a written memorandum, the form of which is attached hereto as Exhibit "D"). $15,799.77 to be arranged as the parties may agree.

     1.8. Tenant's use of Premises shall be for the following purpose(s) only:
General office use and as classrooms.

2. EXHIBITS. The following drawings and special provisions are attached hereto as exhibits and made a part of this lease:

     Exhibit "A":  Floor plan outlining the Premises.
     Exhibit "B": Rules and Regulations pertaining to KAIMUKI PLAZA. Exhibit "C": Work Letter.
     Exhibit "D":  Confirmation of Commencement Date and Lease Terms.

3. SPECIAL TERMS AND CONDITIONS. The following special terms and conditions are applicable:

     3.1. Tenant's Representative: _____________________ (for purposes of
Section 1(a) of the Work Letter attached hereto as Exhibit "C").

                         Specific Provisions Page 2 of 6

     3.2. Tenant Improvement Allowance: $43.00 (for purposes of Section 1(c) of the work Letter).

     3.3. Programming Information Submission Date: Completed for purposes of
Section 1(e) of the Work Letter).

     3.4. For purposes of Section 15.2.8 herein, the rate of interest shall be twelve percent (12%) per year.

     3.5. Parking - Tenant shall be entitled to rent fifteen (15) unassigned
          -------
parking stalls for the term of the lease, at the then prevailing rates, currently $50.00 per stall per month. Tenant's visitors are permitted to park in the building at the following rates:

          Weekdays:
          --------
          Prior to 3:00 p.m.:                Prevailing rates.
          3:00 p.m. to 10:00 p.m.:           $1.00 flat rate.  (During the hours
                                             of 3:00 p.m. to 5:00 p.m., students
                                             will be permitted to park only on
                                             parking levels P3, P4 and P5.)
                                             $1.00 flat rate.

          Weekends:
          --------

     3.6. Option To Renew - Tenant is given one (1) five (5) year option to
          ---------------
renew the lease, with one hundred eighty (180) days prior written notice, at the then fair market value for rent. If the parties are unable to agree on the rental rate, then it shall be determined in accordance with Section 5.5 herein.

     3.7. Option to Lease Additional Space. Landlord agrees to notify Tenant
          --------------------------------
at least four (4) months in advance of the availability for rent of any contiguous space on the same floor as the demised premises (after the expiration of the initial lease(s) for said space). Upon receiving such notice, Tenant shall have ten (10) days within which to notify Landlord of Tenant's desire to lease such space under the same terms and conditions of this lease, except for the term.

     3.8. Tenant Improvements - Landlord will provide Tenant with a
          -------------------
preliminary space plan and one (1) major revision to that space plan. Unused Tenant Improvement Allowance, if any, will be credited to Tenant as additional free base rent.

     3.9. HVAC - The HVAC system is described as fan coil units connected to
          ----
existing chilled water stub-outs. Currently, the operational hours of the units will be those of the building, Monday through Friday 7:00 a.m. to 9:00 p.m., Saturday 8:00 a.m. to 5:00 p.m. Air conditioning beyond the building standard operating hours shall be charged to Tenant at the then building rate, currently $15.00 per hour.

                         Specific Provisions Page 3 of 6

     3.10. With respect to Section 5.3 herein, Tenant shall have twenty (20) days within which to make its rental payments, not ten (10) days. In addition, Landlord hereby waives the right to charge Tenant the five cents ($.05) per dollar administrative fee.

     3.11. With respect to Section 9 herein, Landlord agrees to provide services and to maintain and operate the building consistent with other first class office buildings in Honolulu.

     3.12. With respect to Section 11.3 herein, the second line of that section should begin with the phrase "Premises or the Building ...."

     3.13. With respect to Section 14.1 herein, it is understood and agreed that Tenant's obligations to keep the Premises and Building free from encumbrances shall commence upon Tenant's occupancy of the demised premises.

     3.14. With respect to Section 15.2.1(B) herein, the term "twenty-four
(24) hours" shall be deleted and replaced by "five (5) business days".

     3.15. With respect to Section 16.2 herein, the following sentence is hereby deleted: "Tenant hereby waives any right to make repairs at Landlord's expense."

     3.16. With respect to Section 16.8 herein, it is understood and agreed by the parties that Tenant shall not be legally responsible for any ACM's existing within the demised premises prior to Tenant's occupancy.

     3.17. With respect to Section 19 herein, the following language is hereby added:

           Landlord also agrees to pay all costs, including, but not limited to, reasonable attorney's fees, which may be incurred or paid by Tenant in enforcing without litigation any of the covenants, conditions or agreements contained in this lease.

    3.18. With respect to Section 23 herein, the parties understand and agree that notwithstanding anything contained therein, Landlord shall be liable and responsible for damage caused by its willful acts or gross neglect.

     3.19. Notwithstanding anything to contrary contained in Section 24 herein, with respect to that section, Landlord acknowledges and agrees that Land shall be responsible_____________ ____________________acts of gross neglect.

     3.20. With respect to Section 26 herein, Landlord agrees to make reasonable efforts to enforce said rules and regulations.

                         Specific Provisions Page 4 of 6

     3.21. With respect to Section 28.1 herein, Tenant shall have twenty (20) days, instead of ten (10) days, within which to execute, acknowledge and deliver to Landlord the estoppel certificates referred to therein.

     3.22. Section 28.3 of the lease is hereby deleted and of no force or effect.

     3.23. Sections 29.3 and 29.4 of the lease are hereby deleted and of no force or effect.

     3.24. With respect to Section 30.1 herein, it is understood and agreed by the parties that Tenant's share of operating expenses for calendar year 1995 only, shall be fixed at $.78 per square foot and not subject to year-end adjustment. In addition, the parties understand and agree that increases in operating expenses which are within the control of Landlord shall be capped at an average of five percent (5%) per year.

     3.25. With respect to Section 30.3, the following phrase (which begins in the tenth line thereof), shall be deleted: "(or the cost of equivalent management services computed at the prevailing rate charged from time to time by companies generally in the management business, whichever is higher)".

     Maintenance of common areas shall specifically include, without limitation, keeping washrooms clean and stocked with paper supplies as necessary, keeping common areas free of litter and debris, cleaning common area walls, floors and window surfaces on a regular basis, and maintaining the passenger and freight elevators, HVAC system, boilers, electricity, water and other utility services as they may enter the building to a point of distribution to tenants, spaces within the Landlord's property, the roof, stairwells, outside walls, parking areas, loading docks, and arterial plumbing and electrical systems.

     3.26. With respect to Sections 1.7 and 32, Landlord agrees that in lieu of said security deposit, Tenant may .

     3.27. Notwithstanding anything to the contrary contained in Section 37 herein, notices shall be deed conclusively to have been given or served, to both Landlord and Tenant, on the date of receipt thereof.

     3.28. With respect to Section 41 herein, Landlord shall have no such right to relocate Tenant, except upon giving Tenant reasonable notice thereof and obtaining Tenant's consent thereto, which consent shall not be unreasonably withheld.

     3.29. With respect to Section 42 herein, Tenant may reasonably refuse to execute such contracts.

     3.30. With respect to Section 55.3 herein, the parties understand I'd agree that Landlord is responsible for maintaining the mechanical elements such as air conditioning and lighting located

                         Specific Provisions Page 5 of 6
above the ceiling of Tenant's premises and such expenses related thereto shall constitute part of common area maintenance expenses.

     3.31. With respect to the Work Letter attached hereto as Exhibit, "C", Landlord hereby waives the administrative fee referred to in paragraphs (o) (4) and 4(b)(4). The parties further understand and agree that the schedule referred to in paragraph (o) (5) is Schedule 2, not Schedule 1.

     The parties further agree that notwithstanding the last sentence of paragraph 4 (b) of the Work Letter, Tenant shall be entitled to a credit for any unused portion of the Tenant Improvement Allowance.

     Landlord shall provide Tenant with a final detailed listing of the costs incurred for the improvement of Tenant's demised premises.

     3.32. Notwithstanding the existing prohibitions contained in Section 16.8 of the lease, Tenant understands, acknowledges and expressly agrees that smoking of any kind, including but not limited to the smoking of cigarettes, cigars, pipes or any other tobacco, tobacco-containing or tobacco-related products, is prohibited within the Premises and the common areas of the building, except in such areas as may be designated by Landlord.

                         Specific Provisions Page 6 of 6

GENERAL PROVISIONS
------------------

THE PARTIES COVENANT AND AGREE AS FOLLOWS:
------------------------------------------

4.   PREMISES

     4.1. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon the terms and conditions herein set forth, those certain Premises described in Sections 1.1, 1.2, and 1.3, and shown outlined in red on Exhibit A, situated in the KAIMUKI PLAZA situated at 3465 Waialae Avenue, Honolulu, Hawaii, hereinafter referred to as the "Building. " The area so leased is herein called "Premises". In addition to the Premises, Tenant shall, as an appurtenance thereto, have full right of access to the Premises over and across such entrances, lobbies, halls, corridors, stairways and elevators as Landlord may from time to time designate and provide for common use by tenants in the Building.

     4.2. Tenant accepts the Premises in its condition existing as of the Commencement Date set forth in Section 1.5, and as confirmed by the parties in a written memorandum, the form of which is attached hereto as Exhibit "D", in an "as is" condition. The Commencement Date shall be the date upon which there is substantial completion of the improvements, as determined by Landlord. When such memorandum is executed, it shall thereupon be deemed attached hereto and incorporated herein. Failure of Tenant to execute and deliver such a memorandum when requested to by Landlord shall constitute an acceptance of the demised premises and an acknowledgment that the statements contained in said Exhibit "D" are true and correct, without exception. In addition, if Tenant fails to execute and deliver such a memorandum to Landlord within ten (10) days after Landlord demands it, Landlord may, as attorney-in-fact for Tenant (coupled with an interest) , execute such a memorandum for, on behalf of and in the name of Tenant. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Tenant's business. Tenant further acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty, and Landlord hereby disclaims any representation or warranty, as to the physical condition of the Premises or anything installed or contained therein, including, but not limited to, any express or implied warranty of habitability, merchantability or fitness for a particular purpose.

     4.3. Unless otherwise expressly agreed upon by the Landlord and Tenant, Landlord shall deliver to Tenant and Tenant shall have the right to possess and occupy the Premises on the Commencement Date, and the right to such possession and occupancy shall continue to the expiration date unless and until Tenant shall be in default of any of the terms, covenants and/or conditions contained in this lease and on the part of Tenant to be observed and performed.

                        General Provisions Page 1 of 35

5.   RENT

     5.1. Tenant shall pay to Landlord monthly in advance throughout the term of this lease or any extensions thereof the monthly rent for the Premises set forth in Section 1.6, in United States currency, over and above all other charges herein set forth and without any set-off or counterclaim whatsoever. It is the intent of the parties hereto that Tenant shall pay and Landlord shall have and enjoy the rent set forth in Section 1.6 without any deduction therefrom on any account whatsoever. The installment of rent payable for any portion less than all of a calendar month shall be a pro rata portion of the rent payable for a full calendar month.

     5.2. All payments of rent after the first payment shall be paid without notice on or before the first day of each and every calendar month during the term hereof or _______ _____ _______________________________________________.

     5.3. Every installment of rent and every other payment due hereunder from Tenant to Landlord which shall not be paid within ten (10) days after the same shall have become due shall bear interest at the rate of one per cent (1%) per month from the date that the same became due and payable until paid, whether or not demand be made therefor. It is also agreed by Tenant that since collection of any amount past due imposes an administrative cost on Landlord, in addition to any fees of collection agents or attorneys or other out-of-pocket costs, Tenant will pay to Landlord a sum to reimburse Landlord for such administrative costs equal to five cents ($.05) for every dollar past due as set forth in each billing or other written demand rendered or made by Landlord, computed on the total amount of each such billing or demand but not to exceed one such billing or demand per month.

     5.4. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenants default with respect to such overdue, amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then at Landlord's option, rent shall automatically become due and payable quarterly in advance, rather than monthly notwithstanding any provision in this lease to the contrary.

     5.5. If the rent for the entire lease term has not been fixed and agreed to at the time of execution of this lease, then the basic monthly rent for each successive rental period following the last period for which rent was fixed, shall be determined by mutual agreement. In the event Landlord and Tenant are unable to agree on the basic rental for each period at least three (3) months prior to the date of the commencement of such period, then the basic rental shall be the monthly fair market rental value of the Premises (at least commensurate with rents typical of similar space in other first class office buildings in comparable locations), including amenities offered, but exclusive of any fixtures, equipment, alterations, additions or improvements installed or made by the Tenant, as determined by a real estate appraiser agreed upon by the Landlord and the Tenant, but such rent shall not be less than the basic monthly rent for the prior period. In the event that the Landlord and Tenant are unable to agree upon a real estate appraiser at least sixty (60) days prior to the commencement of such period, then the determination of the aforesaid monthly rent shall be made by three impartial appraisers, one of whom shall be appointed by each of the parties hereto. Either party may give to

                        General Provisions Page 2 of 35
the other written notice of a desire to have a determination of such fair market rental value and name therein one of the appraisers whereupon the other party shall, within ten (10) days after receipt of such notice, name another appraiser and give notice thereof to the party desiring such determination. In case of failure of the second party to do so, the party who has named an appraiser shall have the right to apply to any judge of the First Circuit Court of the State of Hawaii to appoint an appraiser, and the two appraisers thus appointed (in either manner) shall select and appoint a third appraiser, and give notice thereof to the Landlord, and the Tenant. In the event the two appraisers so appointed shall within ten (10) days after the naming of the second appraiser fail to appoint the third appraiser, either party may apply to and have such appraiser selected and appointed by the First Circuit Court, and the three appraisers so appointed shall thereupon proceed to determine said fair rental value and the decision of any two of them shall be final, conclusive and binding upon both parties for the particular rental period then under consideration, unless the same shall be vacated, modified or corrected, all as provided in Chapter 658, Hawaii Revised Statutes, as the same is now or from time to time hereafter may be amended, provided, however, that such basic monthly rent for such period shall not be less than the basic monthly rent payable for the preceding period. The parties hereto shall each pay for the services of their own appointee, and shall pay one-half of all other legitimate costs of such determination, other than attorneys' fees and witnesses, fees. If and whenever the fixing of such basic rent is under arbitration, Tenant, pending the determination thereof, shall pay one and one-half (1-1/2) times the same rent which the Tenant had been paying during the last preceding rent period and shall promptly pay the deficiency, if any, when the rent is determined.

     5.6. Tenant shall pay to Landlord as additional rent, together with each payment of rent or any other payment required hereunder which is subject to any State of Hawaii general excise tax on gross income, as it may be amended, and all other similar taxes imposedon Landlord on said rent or other payments in the in the nature of a gross receipts tax, sales tax, privilege tax or the like (excluding federal or state net income taxes) whether imposed by the United States of America ______________________ the city and County of Honolulu, or any other duly authorized taxing body, an amount which, when added to such rental or other payment, shall yield to Landlord, after deduction of all such tax payable by Landlord with respect to all such payments, a net amount equal to that which Landlord would have realized from such payments had no such tax been imposed, said additional amount presently being equal to 4.167% of the said rental and other amounts. It is the intent of this provision and of the other provisions of this lease to insure that the rent herein provided to be paid to Landlord by Tenant will be received by Landlord without diminution by any tax, assessment, charge or levy of any nature whatever, except federal and state net income taxes, and the terms and conditions of this lease shall be liberally construed to effect such purpose.

     5.7. Tenant shall also pay as additional rent those payments required by the provisions of Section 30, Operating Expenses.
                              ------------------

     5.8. RESERVED.

6. QUIET ENJOYMENT. Landlord agrees that upon payment of the rent herein provided for, and upon the observance and performance by Tenant of the covenants hereinafter contained and on

                        General Provisions Page 3 of 35
the part of Tenant to be observed and performed, subject to the provisions of this lease, and any underlying lease and any mortgage on Landlord's estate, Tenant shall peaceably hold and enjoy the Premises for the term hereby demised.

7.   USE

     7.1. The Premises may be used and occupied only for the purpose(s) set forth in Section 1.8 above and for no other purpose or purposes, except as permitted in writing by Landlord. Tenant shall not permit any business to be operated in or from the Premises by any concessionaire, licensee or subtenant. No use shall be made of the Premises, nor act done in or about the Premises which is illegal, unlawful, improper or offensive, or which will overload the floors or any parts of the Building or increase the existing rate of insurance upon the Building, nor shall any use be made of the Premises which would cause Landlord to be in default under any underlying lease on all or any part of the Building or any mortgage on Landlord's estate. Tenant shall not commit or allow to be committed any strip or waste upon the Premises, or any public or private nuisance or other act or thing which may interfere with or disturb the quiet enjoyment of any other tenant in the Building, nor shall Tenant overload the floor of said Premises. Tenant shall not use any apparatus, machinery or device in or about the Premises which shall cause any substantial noise or vibration. If any of Tenant's office machines and equipment should disturb the quiet enjoyment of any other tenant in the Building, then Tenant shall provide adequate insulation, or take such other action as may be necessary to eliminate the disturbance. Tenant will comply, at its own expense, with all laws, statutes, ordinances, and governmental rules and regulations applicable to the Premises.

     7.2. Tenant shall not install or use any machine, apparatus or equipment which may cause heat to be emitted into the surrounding air, other than those in normal office use within the Building, without first obtaining written consent from the Landlord, which consent may be arbitrarily withheld by Landlord respecting any machine, apparatus or equipment emitting material heat.

8.   POSSESSION

     8.1. In the event of Landlord's inability to deliver possession of the Premises at the Commencement Date set forth in Section 1.5 and Exhibit "D", Landlord shall not be liable for any damage caused thereby nor shall this lease became void or voidable. In such event, no rent shall be payable by Tenant to Landlord for any portion of the lease term prior to delivery of possession of the Premises, and the date of termination of this lease shall be extended by a period of time equal to the nearest number of full calendar months during which Landlord was unable to deliver possession of the Premises to Tenant. If the termination date is extended as herein provided, the parties agree to enter into a supplemental agreement amending and fixing the term of the lease as herein agreed. Unless otherwise provided for herein, in the event Tenant, with Landlord's permission, enters into possession of the Premises or commences improvements upon the Premises, prior to commencement of the lease term, all of the terms and conditions of this lease, including the payment of rent, shall apply during such prior period.

     8.2. Unless otherwise expressly agreed upon by the Landlord and Tenant, Landlord shall _________ ____________________ have the right to possess and occupy the Premises on the

                        General Provisions Page 4 of 35

Commencement Date, and the right to such possession and occupancy shall continue to the expiration date unless and until Tenant shall be in default of any of the terms, covenants and/or conditions contained in this lease and on the part of Tenant to be observed and performed. For the purposes of this Section, possession shall be deemed to be delivered on the date specified by the Landlord that the Premises are ready for occupancy. Such specification shall be by written notice to Tenant from Landlord.

     8.3. Except as may be otherwise herein provided, Tenant, by entering into and occupying the Premises, shall be deemed to have accepted the Premises and to have acknowledged that the same are then in the condition called for by this lease, and are in good order, condition and repair.

9. SERVICES PROVIDED BY LANDLORD. Provided Tenant shall not be in default hereunder, Landlord agrees to furnish to Tenant electricity for lighting and normal office use (subject to Section 10 hereof) , automatic elevator service, washroom facilities and supplies, and water. Landlord shall also furnish customary and reasonable janitorial and cleaning services on the basis of five
(5) days per week (exclusive of holidays) within the Premises, and provide standard fluorescent lighting replacement at reasonable intervals. Landlord shall provide window cleaning services for both sides of the exterior windows of the Building, except for ground floor windows, upon determination by Landlord, at its sole discretion, that such services are required. Air conditioning as may be reasonably required for the comfortable occupation of the Premises will be furnished by Landlord during normal operating hours as specified in the Rules and Regulations attached hereto as Exhibit B; provided that Tenant agrees that if the air-conditioning equipment shall fail or break down, Landlord's obligation to so furnish shall be limited to taking reasonable steps to repair or replace the same so as to restore such service. All such services will be provided in accordance with the Rules and Regulations (Exhibit B). Except as otherwise herein provided, Landlord will use reasonable efforts to maintain the public and common areas of the Building, such as stairs, lobbies, corridors and restrooms, in good order and condition except for any damage occasioned by act of Tenant, which damage shall be repaired by Landlord at Tenant's expense. Landlord shall not be liable for any damages or for stoppage or interruption of any of said services mentioned in this Section caused by maintenance, labor disturbances or labor disputes (whether caused by Landlord or otherwise) , accidents, repairs, wars, riots or other cause beyond the reasonable control of Landlord, nor shall Landlord be liable under any circumstances, for loss of or injury to persons or property, however occurring, through or in connection with or incidental to the furnishing of any of the foregoing, nor shall any such failure relieve Tenant from the duty to pay the full amount of rent herein reserved or constitute or be construed as a constructive or other eviction of Tenant. Landlord reserves the right to change the name of the Building at Landlord's sole discretion.

10. ELECTRICITY. Tenant's use of electrical power shall not exceed the "normal power consumption" of other first-class office buildings of similar size and characteristics. The "normal power consumption" is set forth in the Building Rules and Regulations and may be adjusted from time to time. Tenant shall not install any electrical equipment requiring power in excess of that required for normal office use without first obtaining written consent from Landlord. Landlord

                        General Provisions Page 5 of 35
reserves the right to install a meter in the Premises at the sole expense of Tenant and to be kept in repair at the sole expense of Tenant (including Landlord's reasonable administrative expenses in conjunction therewith) to measure the amount of electricity consumed by Tenant. If it is determined that Tenant's consumption of electrical power exceeds the "normal power consumption" as set forth in the Building Rules and Regulations, Landlord reserves the right to increase Tenant's rent by the cost of such excess power.

11.  DAMAGE TO PREMISES

     11.1. In the event the Premises or the Building shall be destroyed or damaged by fire or other casualty, rendering the Premises or the Building untenantable, Landlord may at Landlord's option, exercised by written notice to Tenant within ninety (90) days from the happening of the casualty, elect that said damage be repaired. If Landlord does not so elect to repair said damage, this lease may be terminated by either party as of the date of such damage by written notice to the other. If Landlord elects that said damage be repaired, Landlord shall at its own expense promptly repair said damage to the Building, and Tenant shall be entitled to an abatement of the rent, or a fair and just proportion thereof, according to the nature of the damage sustained until the Premises _________________ occupancy and use, unless such damage or destruction was caused by the act or negligence of Tenant, its employees, agents or invitees.

     11.2. If Landlord becomes obligated to repair or reconstruct the Premises or the Building, Landlord shall be responsible to repair only such portions of the Building that affect access or services essential to the Premises, and in such case, Tenant shall be solely responsible to repair all damage to the interior of the Premises and any improvements, alterations and additions therein as may have been caused by such casualty. To the extent that the Premises are not fit for occupancy or use by reason of damage that Tenant is obligation to repair hereunder, any abatement of rent to which Tenant would otherwise be entitled hereunder shall not extend later than the time by which Tenant ought to have completed such repairs with reasonable diligence.

     11.3. If Landlord becomes obligated to repair or reconstruct the Premises of the Building, Landlord shall be relieved of such obligation and Landlord may terminate this lease if Landlord is unable to obtain the necessary labor or materials, or if Landlord is unable to perform such obligation due to any cause beyond its control, including, but not limited to strikes, lockouts, labor disturbances, acts of civil or military authorities, restrictions by municipal authorities, restrictions by municipal ordinances or federal or state statutes and military activity, riots or civil commotions.

12.  CONDEMNATION

     12.1. TERMINATION OF LEASE AS TO PORTION TAKEN.  Unless otherwise
           ----------------------------------------
terminated hereunder, if the Premises or any part thereof or interest therein be taken by condemnation (other then a temporary taking which is provided for in Section 12.6) this lease shall terminate as to the part so taken as of the time possession thereof shall vest in the condemnor, whichever shall first occur.

                        General Provisions Page 6 of 35

     12.2. LANDLORD'S OPTION TO TERMINATE.  If (i) the Premises or any part
           ------------------------------
thereof or interest therein is taken by condemnation or (ii) a substantial portion of the Building is taken by condemnation and Landlord shall decide to discontinue the use or operation of the Building, or to demolish, alter or rebuild the same, as a result of such taking, then in any such event stated in
(i) or (ii), Landlord shall have the right to terminate this lease by giving Tenant written notice of termination within sixty (60) days after such taking. Any such termination shall be effective as of the last day of the calendar month next following the month in which such notice is given.

     12.3. TENANT'S OPTION TO TERMINATE.  If more than twenty-five percent (25%)
           ----------------------------
of the Premises is taken by condemnation and if the remaining part is thereby rendered unfit for Tenant's use, Tenant shall have the right to terminate this lease by giving Landlord written notice of termination within fifteen (15) days after possession is lost or title passes, whichever shall first occur. Any such termination shall be effective as of the last day of the calendar month next following the month in which such notice is given.

     12.4. REDUCTION OF RENTAL.  If part of the Premises is taken by
           -------------------
condemnation (other than a temporary taking which is provided for in Section 12.6) and neither Landlord nor Tenant shall terminate this lease as provided herein, then this lease shall continue in full force and effect as to the part of the Premises not taken and the rent herein shall be reduced, as of the date of such taking, in the same proportion as the useable floor area of the Premises shall have been reduced as a result of such taking.

     12.5. RIGHT TO COMPENSATION.  In the event of any taking specified in
           ---------------------
Sections 12.1, 12.2 and 12.3 above, all compensation and damages payable or to be paid for or by reason of such taking shall be payable to and be the sole property of Landlord without any apportionment to Tenant, and Tenant hereby assigns to Landlord any right to compensation or damages for its leasehold interest in the Premises condemned. Termination of this lease by Landlord pursuant to Section 12.2 or by Tenant pursuant to Section 12.3 shall not affect the respective rights of Landlord and Tenant to compensation and damages and Tenant shall not hereby be prevented from filing any claim for the taking of any fixtures owned by Tenant and for moving expenses.

     12.6. TAKING FOR A LIMITED PERIOD.  If the Premises or any part thereof
           ---------------------------
shall be taken by condemnation for a limited period, this lease shall not terminate and Tenant shall continue to pay in full the rent provided for herein, in the manner __________. Except to the extent that Tenant is prevented from so doing by reason of any order of the condemning authority, Tenant shall continue to perform and observe all of the other covenants, agreements, terms and provisions of this lease as though such taking had not occurred. In the event of any such taking, Tenant shall be entitled to the entire amount paid by the governmental authority with respect to governmental occupancy of the Premises during the term of this lease (whether paid by the authority as damages, rent or otherwise), and in the event any such governmental occupancy extends beyond the date of termination of this lease, all such amounts paid by the governmental authority shall be prorated as of the date of termination of this lease. Tenant covenants that at the termination of any such limited or specified period prior to the expiration or earlier termination of this lease, Tenant

                        General Provisions Page 7 of 35
will, at its sole cost and expense, restore the Premises and improvements therein as may be reasonably possible to the condition which the same were prior to such taking.

     Tenant hereby assigns any condemnation proceeds to Landlord and irrevocably appoints Landlord its attorney-in-fact to collect the same from the condemning governmental authority. In the event of a lump sum award, Landlord shall retain for itself an amount sufficient to equal those amounts payable by Tenant in accordance with the terms hereof. This amount shall be calculated in terms of the present dollar value of the anticipated rental income stream in accordance with recognized standard accounting procedures. In the event the award is made on a monthly basis, Landlord shall retain that amount due it in accordance with the terms hereof. In both cases, any excess shall be paid to Tenant.

13.  HOLDING OVER

     13.1. WITH LANDLORD'S CONSENT.  Any holding over after the expiration  of
           -----------------------
the said term, with the consent of Landlord, shall be construed to be a tenancy from month-to-month, terminable by either party by not less than twenty-eight
(28) days' written notice. The monthly rent during such holdover period shall be equal to the higher of (i) the monthly rent and monthly operating and janitorial expenses applicable at the end of the stated term, and (ii) the then prevailing rate for comparable space in the Building as determined by Landlord. All of the other terms, covenants and agreements hereof shall continue to apply and bind Tenant so long as Tenant shall remain in possession, insofar as the same are applicable.

     13.2. WITHOUT LANDLORD'S CONSENT.  If Tenant, at the expiration or other
           --------------------------
termination of this lease, without the consent of the Landlord, continues in possession of the Premises, either actually or constructively, then the monthly rent shall be two (2) times the monthly rent payable for the last month prior to such expiration or other termination, prorated on a daily basis for each day that Tenant remains in possession. Tenant shall also be liable to Landlord for any and all consequential damages sustained by Landlord as a result of such failure to surrender possession.

14.  LIENS

     14.1. Tenant shall at all times indemnify, defend, save and hold Landlord or any other lessor of any underlying lease, and any mortgagee under any mortgage on Landlord's estate, and the Premises, Landlord's reversionary estate therein, and the Building free, clear and harmless from and against any and all claims, liens, demands, charges, encumbrances or litigation arising directly or indirectly out of any use, occupancy or activity of Tenant, its agents or employees, or out of any work performed, material furnished, or obligations incurred by Tenant, its agents or employees, in, upon, about or otherwise in connection with the Premises. Tenant, except as hereinafter permitted herein, shall pay or cause to be paid for all work performed and material furnished to the Premises or Landlord's reversionary estate therein, and will keep the Premises, Landlord's reversionary estate therein and the Building free and clear of all mechanics' and materialmen's liens.

     14.2. Immediately upon any attachment of any lien or entry of final judgment which establishes the validity of the lien and in which Tenant contested the claim of lien, and within fifteen

                        General Provisions Page 8 of 35

(15) days after the attachment or filing of any lien for record which Tenant does not contest, and in any event, prior to any execution sale, Tenant shall fully pay and discharge such judgment or lien, as the case may be. Further, Tenant shall reimburse Landlord upon demand for any and all loss, damage and expense, including reasonable attorney's fees, which Landlord may suffer or be put to by reason thereof. Nothing contained herein shall prevent Landlord, at the cost and for the account of Tenant, from satisfying any such judgment or lien, as the case may be, in the event ______________________________ the same as herein provided.

     14.3. Should any claim or lien be filed against the Premises, or any action or proceeding be instituted affecting the title to the Premises, Tenant shall give Landlord written notice thereof as soon as Tenant obtains knowledge thereof.

15.  DEFAULT AND RE-ENTRY

     15.1. BY LANDLORD.  Notwithstanding any other provision hereof, in the
           -----------
event Landlord fails or refuses to perform any of the provisions, covenants or conditions of this lease on Landlord's part to be kept or performed, Tenant shall, prior to exercising any right or remedy Tenant may have against Landlord on account of such default, give a thirty (30) day written notice to Landlord of such default, specifying in said notice the default with which Landlord is charged. Tenant agrees that if the default complained of in such notice is of such a nature that the same can be rectified or cured by Landlord, but cannot with reasonable diligence be rectified or cured within said 30-day period, then such default shall be deemed to be rectified or cured if within said 30-day period Landlord shall have commenced and thereafter shall prosecute diligently to completion the rectification and curing thereof. This Section does not modify in any way the provisions of Sections 22 and 23 herein.

     15.2. BY TENANT.
           ---------

           15.2.1.  Notice and Termination: Landlord's Options. In the event
                    ------------------------------------------
that:

                         (A)  Tenant shall fail to pay said rent or any part
thereof within thirty (30) days after the same becomes due, whether the same shall or shall not have been legally demanded, or

                         (B)  Any event shall occur which shall be a breach of
the section regulating the conduct of the business and use of the Premises and such breach continues beyond twenty-four (24) hours after notice thereof from Landlord to Tenant; or

                         (C)  Tenant shall fail to observe or perform any of the
other covenants herein contained and on Tenant's part to be observed and performed, and such default shall continue for five (5) calendar days after written notice thereof is given to Tenant, or if such default in observance or performance of such other covenant cannot reasonably be cured within said 5-day period, then such longer time as may be required, provided that Tenant shall within said period commence such cure and thereafter diligently prosecute the same to completion, or

                         (D)  Tenant then owning this lease shall become
bankrupt, or file any debtor proceedings, or any case or proceeding, voluntary or involuntary, be filed by or against

                        General Provisions Page 9 of 35

Tenant as debtor under any provision of the Federal Bankruptcy Code or any State statute governing any debtor-creditor rights, seeking or have any order or decree rendered against Tenant directing any readjustment, arrangement, composition or reduction of Tenant's debts, liabilities or obligations, or make any assignment for the benefit of creditors or abandon the Premises, or

                         (E)  Any mechanics, or materialmen's liens shall attach
to the Premises or Tenant's estate or interest therein and shall not be discharged or released within five (5) business days after such attachment, or

                         (F)  There is any attachment, execution, or other
judicial seizure of this lease or any estate or interest of Tenant hereunder, or

                         (G)  Tenant shall vacate or abandon the Premises for a
period of fifteen (15) days during the term of this lease, excluding a temporary vacating of the Premises by Tenant that is approved in writing by Landlord, then and in any such event (and in addition to all other rights and remedies Landlord may have according to this lease or by law provided) , Landlord, at its option, shall have the following rights:

                         (a)  The right to declare the term of this lease ended
and to re-enter the Premises, or any part thereof in the name of the whole, and take possession thereof, and to terminate all of the rights of Tenant in and to the Premises, or

                         (b)  The ________________________ the term of this
leaseended, to re-enter the Premises and to occupy the same, or any portion thereof, or to lease the whole or any portion thereof, for and on account of Tenant as hereinafter provided, or

                         (c)  The right, even though it may have re-let all or
any portion of the Premises, at any time thereafter to elect to terminate this lease for such previous defaults on the part of Tenant, and to terminate all of the rights of Tenant in and to the Premises.

     Pursuant to said rights of re-entry, Landlord may remove all persons from the Premises using such force as may be necessary therefor and may remove all property therefrom without being deemed guilty of any trespass or becoming liable for any loss or damage occasioned thereby. Said rights of re-entry shall be without prejudice to any other right or remedy of action, including summary possession, which Landlord may have for rent or any other indebtedness owing by Tenant hereunder. Whether or not Landlord shall have taken any action above permitted, Landlord may bring an action for summary possession in case of such default, and in any such action, service or prior notice or demand is hereby expressly waived.

     In the event of such resumption of possession under this lease, whether by summary proceedings or by any other means, Landlord or any receiver appointed by a court having jurisdiction, may dispossess and remove all persons and property from the Premises, and any property so removed may be stored in any public or private warehouse or elsewhere at the cost and

                       General Provisions Page 10 of 35
for the account of Tenant, and Landlord shall not be responsible for the care or safekeeping thereof, and Tenant hereby waives any claim or cause of action, any and all loss, destruction, and/or damages or injury which may be occasioned in the exercise of any of the aforesaid acts. After thirty (30) days, property so stored shall be considered abandoned.

     Anything contained herein to the contrary notwithstanding, Landlord shall not be deemed to have terminated this lease or the liability of Tenant to pay any rent or other sum of money thereafter to accrue hereunder, or Tenant's liability for damages under any of the provisions hereof, by any such re-entry, or by any action in unlawful detainer or otherwise to obtain possession of the Premises, unless Landlord shall have notified Tenant in writing that is has so elected to terminate this lease. The effective date of termination of this lease shall be as of the date set forth or provided in the notice or order aforementioned, as the case may be.

          15.2.2.  Repeated Defaults.  In the event Tenant establishes a pattern
                   -----------------
of repeated defaults in that Tenant fails to make any payment of money under this lease when due or defaults in the performance of any covenant, undertaking, or obligation, other than for the payment of money, required by this lease to be performed by Tenant, in three consecutive calendar months or in any four months during the same calendar year (whether the same or different failures or defaults are involved), then notwithstanding that Tenant has cured within the times prescribed any such failures and defaults occurring in the first two consecutive calendar months or in any three months in the same calendar year, it is nevertheless agreed that the occurrence of such failure or default for the third consecutive calendar month or for the fourth month in the same calendar year shall be conclusively deemed to be an immediate material breach of this lease.

          15.2.3.  Right to Re-let Premises.
                   ------------------------

                   15.2.3.1 In the event Landlord elects to re-enter the Premises as hereinabove provided, or should Landlord take possession thereof pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord, at its option, may either terminate this lease or without terminating this lease re-let the Premises or any portion thereof for such term or terms and at such rent or rents and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. In addition to the foregoing, Landlord shall have the right at Tenant's cost to make such alterations and repairs to the Premises, or to divide or subdivide the Premises, as may be required or occasioned by any such re-letting. In the event Landlord re-lets the Premises or any portion thereof, Landlord may execute any such lease either in its own name or in the name of the Tenant, but Tenant shall not have any right or authority whatsoever to collect any rent from such tenant thereunder.

                   15.2.3.2 Upon each such re-letting, Landlord shall apply the rents and sums _______________________________________ in the following order: (a) first, to the payment of costs of recovering the Premises, including, without limitation, court costs and reasonable attorney's fees; (b) second, to the payment of any costs and expenses of said re-letting, including, without limitation, the costs of alterations and repairs, dividing and subdividing of the

                       General Provisions Page 11 of 35

Premises in connection therewith, and the payment of any brokerage commissions or other similar expenses of Landlord in connection with such reletting; (c) third, the balance, if any, shall then be applied by Landlord, from time to time, but in any event no less often than once each month, on account of the payments of rent and other payments on the part of Tenant due and payable hereunder; and (d) fourth, the residue, if any, shall be paid to Tenant.

                   15.2.3.3 Landlord reserves the right to bring such actions for the recovery of any deficit remaining unpaid by Tenant to Landlord hereunder as Landlord may deem advisable from time to time without being obligated to await the end of the term hereof for a final determination of Tenant's account. The commencement or maintenance of one or more actions by Landlord in this connection shall not bar Landlord from bringing other or subsequent actions for further accruals pursuant to the provisions of this Section.

          15.2.4.  Damages on Termination.  Should Landlord at any time
                   ----------------------
terminate this lease for any default, breach or failure of Tenant hereunder, then, in addition to any other rights or remedies available to Landlord hereunder or by law provided, Landlord may have and recover from Tenant at the option of Landlord: (a) all damages Landlord may incur by reason of such default, breach or failure, including, without limitation, damages for loss of rent determined, all costs of recovering the Premises, including, without limitation, court costs and reasonable attorney's fees, all unamortized brokerage commissions, all unamortized Tenant improvement costs incurred by Landlord and all costs and expenses of any re-letting, including, without limitation, all costs of alterations and repairs, dividing and subdividing of the Premises in connection therewith, all brokerage commissions or other similar expenses of Landlord in connection with such re-letting; or (b) the worth at the time of termination of this lease of the excess, if any, of the rent and other charges reserved in this lease for the remainder of the term hereof over the then reasonable rental value of the Premises for the same period. All such amounts under either of the foregoing options, including attorney's fees of Landlord, shall be immediately due and payable by Tenant to Landlord.

          15.2.5.  Waiver of Default.  The waiver by Landlord of any default or
                   -----------------
breach of any of the provisions covenants or conditions hereof on the part of Tenant to be kept and performed shall not be a waiver of any preceding or subsequent default or breach of the same or any other provision, covenant or condition contained herein. The subsequent acceptance of rent or any other payment hereunder by Tenant to Landlord shall not be construed to be a waiver of any preceding breach by Tenant of any provision, covenant or condition of this lease other than the failure of Tenant to pay the particular rent or other payment or portion thereof so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent or other payment. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided. Landlord's failure to take advantage of any default or breach of covenant on the part of Tenant shall not be construed as a waiver thereof, nor shall any custom or practice which may grow up between the parties in the course of administering this instrument be construed to waive or to lessen the right of Landlord to insist upon the performance by Tenant of any term, covenant or condition hereof, or to exercise any rights given Landlord on account of any such default.

                       General Provisions Page 12 of 35

           15.2.6.  Appointment of Landlord as Attorney-in-fact.  In the event
                    -------------------------------------------
the Premises or any part thereof are sublet or Tenant is entitled to receive payments of any kind whatsoever by reason of its being the Tenant in the Premises, then, in the event of default, Landlord shall have the immediate right to receive and collect all rents, income and profits from the Premises hereby leased, due or accrued or to become due, and said rents and profits are hereby assigned to Landlord. Landlord is hereby irrevocably appointed the attorney-in-fact of Tenant in Tenant's name or in Landlord's own name to demand, sue for, collect, recover and receive all such rents and profits, and to compromise and settle claims for rents or profits upon such terms and conditions as to Landlord may seem proper, and to enter into, renew or terminate leases or tenancies.

           15.2.7.  Cumulative Remedies.  The rights and remedies under this
                    -------------------
lease are cumulative and the use of one remedy shall not be taken to exclude or waive the right to the use of another.

           15.2.8.  Advances by Landlord Rentals.  If Tenant fails to make any
                    ----------------------------
of the payments such as for real property taxes, assessments and the like, required to be made under this lease, or by any act or neglect of Tenant causes Landlord's interest in the Premises or any portion thereof to be jeopardized in any manner, Landlord may make any or all such payments for Tenant's account and Tenant shall forthwith repay to Landlord such advances, together with any costs and attorney's fees which may thereby be incurred.

All delinquent rentals and all such advances made by Landlord shall bear interest from the due date at the rate of interest set forth in Section 3.

16.  REPAIRS AND ALTERATIONS
     -----------------------

     16.1. Landlord shall be under no obligation to maintain or to make any repairs, alterations or improvements to or upon the Premises or any part thereof at any time, except as otherwise expressly provided in this lease.

     16.2. Tenant, at its sole cost and expense, at all times during the term hereof, shall keep and maintain the Premises, the improvements thereof, and every part thereof in good and sanitary order, condition and repair and in compliance with all applicable laws and regulations, whenever enacted. Tenant shall paint the interior surfaces of the Premises and shall perform such maintenance, replacement or repair of wall paper, if any, of the interior of the Premises as may be reasonably required and approved by Landlord. Tenant, at its sole cost and expense, shall repair any and all damage to the roof or exterior walls of the Premises and the Building and pay for the replacement of doors or windows of the Premises and the Building resulting from the acts or omissions of Tenant, Tenant's agents, employees or invitees. Tenant hereby waives any right to make repairs at Landlord's expense. Tenant shall not make changes to locks on doors or add, disturb or in any way change any plumbing, air-conditioning system or wiring without first obtaining written consent of Landlord. Tenant shall not put any curtains, draperies or other hangings on or beside the windows in the

                       General Provisions Page 13 of 35

Premises without first obtaining Landlord's consent. All required repairs shall be made with the least inconvenience reasonably possible under the circumstances to Landlord.

     16.3. If Tenant refuses or neglects to repair the Premises as required hereunder and to the reasonable satisfaction of Landlord as soon as reasonably possible after written demand, Landlord may make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's stock or other property or to Tenant's business by reason thereof. Upon completion thereof and upon presentation of a bill thereof, Tenant shall pay Landlord's cost for making such repairs as additional rent.

     16.4. In the event any repairs become necessary to the structural portions of the Premises, then upon written notice from Tenant to Landlord stating the necessity therefor and the nature thereof, Landlord, with reasonable promptness after receipt of such written notice, shall make any such necessary repairs specified in such notice. Landlord shall not be required to make repairs to the interior surfaces of the Premises, even where damage to such interior surface has resulted from Landlord's acts, omissions or defects or which were otherwise required to be kept in repair by Landlord, but any such damage shall be insured against by Tenant with Landlord as an additional insured. Landlord may make any alterations, additions or capital improvements which Landlord may deem necessary for the preservation, safety or improvement of the Premises or the Building, or to comply with any laws, codes, regulations or ordinances now or hereafter in effect, or for the purpose of reducing energy requirements; and if such is done to comply with any such law, code, regulation or ordinance or for the purpose of reducing energy requirements, the cost thereof shall be deemed to be a part of the operating expenses for the KAIMUKI PLAZA as provided in Section 30 hereinbelow.

     16.5. Except as may be specially provided herein to the contrary, Landlord has rented and Tenant hereby accepts the Premises, the common areas, and the utility services available to and designated for the Premises in "as is" condition (including any latent conditions) ; and Tenant agrees by taking possession of the Premises that the Premises are then in a tenantable and good condition. Except as may otherwise be provided herein, Tenant, at Tenant's own expense, shall perform ____________________________ necessary to prepare the Premises for occupancy by Tenant, in accordance with plans and specifications therefor prepared by and at the expense of Tenant. No work shall be commenced by Tenant until Tenant's final plans and specifications for the Premises and for connections to utility systems existing in the Building have been submitted to Landlord for review and have been approved in writing by Landlord. All work shall comply with all applicable building codes, ordinances and regulations. Before commencing any work, the Tenant shall provide Landlord with a copy of Tenant's contract with the contractor and shall furnish evidence satisfactory to Landlord that Tenant is financially able to pay the said contractor. Unless the cost thereof shall be less than ONE THOUSAND AND N0/100 DOLLARS ($1,000.00), before commencing construction of any improvements in the Premises, Tenant shall furnish to Landlord a copy of a bond in an amount, in form, and with a surety acceptable to Landlord naming Landlord and Tenant as obligees and insuring completion of the proposed work free and clear of all mechanics, and materialmen's liens. Tenant will pay to Landlord a reasonable fee for review and approval of said

                       General Provisions Page 14 of 35
plans and specifications, including any fees charged by an architect or engineer employed by Landlord for such review. Upon completion of construction, Tenant shall provide Landlord with a set of final plans and specifications of the improvements as constructed. Unless otherwise agreed, Tenant shall maintain the Premises and utility systems available to and designated for the Premises in the condition they existed upon the date of Tenant's inspection thereof, reasonable wear and tear excepted.

     16.6. All alterations or improvements to the Premises shall remain for the benefit of Landlord and shall not be removed unless otherwise expressly agreed in writing, and shall be presumed to become an integral part of the Premises. All fixtures installed by Tenant shall be new or completely reconditioned.

     16.7. The design and all work and installations undertaken by Tenant shall be subject to the prior written approval thereof by Landlord and if a value in excess of $10,000.00, a licensed architect must be employed by Tenant. Landlord shall have the right to order any contractor of the Tenant who violates any of Landlord's requirements or standards of work to cease work and to remove itself, its equipment and its employees from the Building. Tenant's contractor shall conduct its work in such a manner so as not to interfere with or cause any interruption of either (1) Landlord's construction, (2) another tenant's occupancy or construction, or (3) other phases of Landlord's option of the Building. Landlord may without further reason withhold approval of any alterations, additions and improvements if the plans or specifications therefor are not acceptable to the architect or engineer (if any) retained by Landlord to review the same. In connection with any request for approval as required by the terms of this paragraph, Landlord may charge a reasonable review fee and may retain the services of an architect, consultant or engineer, and the reasonable fees of such architect, consultant and/or engineer shall be reimbursed to Landlord by Tenant. Landlord's approval of any plans and suggestions for the revision thereof shall not be construed to be an agreement or representation on Landlord's part of the adequacy or suitability of the alterations, additions or improvements shown for the intended purposes.

     16.8. ASBESTOS AND HAZARDOUS MATERIALS.  Landlord hereby warrants that, to
           --------------------------------
the best of its knowledge, no asbestos containing materials ("ACM") were used in the original construction of the ceiling, walls and insulation of the Premises. Tenant shall indemnify, defend and hold harmless Landlord and its employees, agents, engineers, successors and assigns against any and all damages, injuries, claims arising out of any repairs, modifications, alterations or construction within the Premises, including but not limited to, damages, injuries and claims due to exposure to ACM or any other Hazardous Material (as hereinafter defined). Landlord, at its sole discretion, may withhold consent to any such work which in Landlord's opinion may result in the introduction of ACM or other Hazardous Material. In the event ACM or other Hazardous Material is discovered in or about the Premises, or in the event ACM or other Hazardous material must be removed and Tenant's use of the Premises is affected thereby, this lease shall not be void or voidable, nor shall such discovery or work be construed as a constructive eviction. Tenant shall continue to observe all terms and conditions of this lease, except that the rent herein shall be reduced, as of the date of the interference with Tenant's use of the Premises until the date full use of the Premises is restored to

                       General Provisions Page 15 of 35

Tenant, in the same proportion as the rentable area of the Premises shall have been reduced. All costs of any inspection, testing, removal, abatement, restoration, compliance with laws and regulation and monitoring due to ACM or _________________ other by Landlord with respect to the Building shall be included as an operating expense as defined in Section 30. Anything herein to the contrary notwithstanding, Landlord shall not be liable for any damages due to ACM or other Hazardous Materials within the Premises or the Building, and Landlord shall not be responsible or liable for interruption of services, loss profits or any other damages due to ACM or any other Hazardous Materials.

     Tenant covenants and agrees to clean-up, remove, mitigate and take any other action respecting Hazardous Materials to the extent such clean-up, removal, mitigation, or other action is required by the Hazardous Materials Laws. In the event Tenant fails to comply with the requirements of the Hazardous Materials Laws, and as a result of such failure to comply, Landlord, or any mortgagee of Landlord's interest are joined or named in any action, hearing, proceeding or investigation by or before any federal, Hawaii State or municipal authorities or regulatory bodies, Tenant will defend, indemnify and hold harmless each and all of the aforesaid parties against any loss, fines, penalties, damages or costs (including, without limiting the generality of the foregoing, attorneys' fees and court costs) .

     Tenant shall not cause or permit any Hazardous Material to be used, stored, generated or disposed of on or in the Premises or the Building by Tenant, Tenant's agents, employees, contractors or invitees without first obtaining Landlord's written consent, which consent may be arbitrarily withheld by Landlord. Tenant shall not discharge, leak or emit, or permit to be discharged, leaked or emitted, any material into the atmosphere, ground, sewer system, or any body of water, if that material (as is reasonably determined by the Landlord, or any governmental authority) does or may pollute or contaminate the same, or may adversely affect (a) the health, welfare, or safety of persons, whether located on the Premises or elsewhere, (b) the condition, use or enjoyment of the Building or any other real or personal property.

     Any Hazardous Material permitted on the Premises and all containers therefor, shall be used, kept, stored and disposed of any a manner that complies with all federal, state and local laws or regulations applicable to such Hazardous Material. If Hazardous Materials are used, stored, generated or disposed of on or in the premises except as permitted above, or if the Premises become contaminated in any manner for which Tenant is legally liable, Tenant shall indemnify and hold harmless the Landlord from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation, a decrease in value of the Premises, damages caused by loss or restriction of rentable area, or any damages caused by adverse impact on marketing of the space, and any and all sums paid for settlement of claims, attorney's fees, consultant and expert fees) arising during or after the Lease Term and arising as a result of that contamination by Tenant. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any clean-up, removal or restoration mandated by a federal, state or local agency or political subdivision. Without limitation of the foregoing, if Tenant causes or permits the presence of any Hazardous Material on the Premises and that results in contamination, Tenant, at its sole

                       General Provisions Page 16 of 35
expense, promptly shall take any and all necessary actions to return the Premises to the condition existing prior to the presence of any such Hazardous Material on the Premises. Tenant shall first obtain Landlord's approval for any such remedial action. As used herein, the term "Hazardous Materials" means and includes, without limitation, inflammable explosives, radioactive materials, asbestos, organic compounds (including polychlorinated biphenyls), pollutants, contaminates, hazardous wastes, toxic substances or related materials and any substances defined as or included in the definitions for "hazardous substances", "hazardous wastes", "extremely hazardous wastes", "hazardous materials" or "toxic substances" under the following laws, ordinances and regulations ("Hazardous Materials Laws"): Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the Clean water Act, the Clean Air Act, the Toxic Substances Control Act, the Safe Drinking Water Act, as the same may be amended from time to time, any similar Hawaii State and local laws and ordinances, and regulations now or hereafter adopted, accomplished and promulgated pursuant thereto applying to the Premises or the Building.

     16.9. Compliance With Disability Access Laws.   Tenant hereby covenants and
           --------------------------------------
agrees with Landlord that Tenant shall at all times during the Term comply with any and all governmental regulation of the Premises regarding access of disabled persons, including without limitation, Title III of the Americans with Disabilities Act of 1990 ___________________ and Hawaii Revised Statutes Chapter 489, or any other similar federal, state or local laws or ordinances and the regulations promulgated thereunder, as the same may be amended from time to time (collectively "Disability Access Laws") . Landlord shall not be liable for any failure by Tenant to comply with the requirements of the Disability Access Laws with respect to the Premises during the Term hereof and Tenant expressly releases Landlord from any and all liability for any failure by Tenant to so comply. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims and demands for loss or damage, including claims for discrimination, personal injury, monetary damage or injunctive relief arising out of or in connection with any failure or alleged failure of the Premises to comply with the Disability Access Laws, and Tenant shall reimburse Landlord for all costs and expenses, including reasonable attorneys' and other professional or consultants' fees, paid or incurred by Landlord in connection with the defense of any such claims including, but not limited to, all costs for research regarding settlement or other preventive measures which Landlord may take prior to the filing of such action or to attempt to prevent the filing of such an action.

17.  INSPECTION OF PREMISES
     ----------------------

     17.1. Tenant shall permit Landlord, Landlord's employees, agents, janitors and engineers to enter into and upon the Premises at all reasonable times to inspect and examine the same and to determine the state of repair and condition thereof and to maintain the Building, with the right to erect and maintain such scaffolding, canopies, fences and props as may be required, and all without any rebate of rent or liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned.

                       General Provisions Page 17 of 35

     17.2. Tenant agrees that Landlord and Landlord's employees, janitors and engineers may retain a passkey to the Premises and may enter the same during normal business hours or at any time during emergencies by the use of such passkey for any of the foregoing purposes. Tenant shall not change any lock on the doors of the Premises. In the event Tenant changes locks, Landlord shall have the right to use any means to gain access in an emergency, and any entry made by Landlord under any circumstances shall not be construed or deemed to be an unlawful entry, nor shall Landlord be liable to Tenant for any damage whatsoever resulting from the use of force in effecting entry.

     17.3. Tenant also will permit Landlord to bring prospective tenants upon the Premises to view the same from time to time during business hours within the six (6) month period prior to the expiration of the term of this lease.

18.  SURRENDER OF PREMISES.  At the expiration or sooner termination of this
     ---------------------
lease, Tenant will surrender and deliver up to Landlord, possession of the Premises, including all improvements whenever and by whomsoever made or place therein, in good condition and repair, ordinary use and wear excepted, PROVIDED, HOWEVER, that if there be no default on the part of Tenant at the termination of this lease, Tenant may, or if Landlord shall so require, by notice thereof to be given not less than sixty (60) days prior to the end of the term hereof Tenant shall, at its cost and expense, remove prior to the termination of this lease all signs and trade fixtures erected or placed upon the Premises, and on such notice, shall also remove any improvements made or placed by Tenant in the Premises, as specified in such notice by Landlord, and Tenant shall replace and repair all damage to the Premises, caused by or resulting from such removal and leave the Premises in a clean and orderly condition. In the event Tenant shall fail to perform such removal and/or restoration in accordance with the requirements hereof, Landlord may do so and Tenant, upon demand, will pay to Landlord the cost thereof, plus interest at the rate of one percent (1%) per month from the date the same be demanded by Landlord until paid. This obligation shall survive the termination of this lease. Any property left upon the Premises by Tenant at the termination of this lease will be deemed by Landlord to have been abandoned by Tenant, and Landlord may appropriate, destroy or dispose of the same without liability or accountability to Tenant.

19.  ACTION OR SUIT.  In the event of any action or proceeding brought by either
     --------------
party hereto against the other party based upon or arising out of any breach of the terms and conditions hereof, the prevailing party shall be entitled to recover all costs, including, but not limited to, reasonable attorney's fees, from the other party. Tenant also agrees to pay all costs, including, but not limited to, reasonable attorney's fees, which may be incurred or paid by Landlord in enforcing without litigation any of the covenants, conditions or agreements contained in this lease, and all such amounts shall be deemed additional ______________________________ in the event of any litigation or legal expense incurred by Landlord in connection with any litigation commenced by or against Tenant (other than condemnation proceedings) in which Landlord shall without fault be made party, then Landlord will be entitled to recover from Tenant all of its costs and expenses so incurred, including reasonable attorney's fees.

                       General Provisions Page 18 of 35

20.  ASSIGNMENT, SUBLETTING AND MORTGAGING. Tenant, without the prior written
     -------------------------------------
consent of Landlord, shall not assign, transfer, mortgage, pledge, hypothecate or encumber this lease or any interest herein, or sublet the Premises or any part thereof. The term "sublet" shall include, without limitation, permitted use or occupancy of the Premises by any person or party other than Tenant. Any of the foregoing acts without such consent shall be void and constitute a default under this lease. Tenant recognizes and agrees that Landlord may demand and collect from Tenant a reasonable service charge, as set by Landlord, for the processing of the application for the consent and for the preparation of the consent. Landlord may condition the granting of consent upon the proposed assignee or sublessee depositing or increasing the security deposit for the Premises and/or executing a guaranty and/or providing current financial statements that provide Landlord with adequate assurances that the proposed assignee or sublessee is financially responsible. Any such consent by Landlord shall not release Tenant from any of Tenant's obligations hereunder, or be deemed to be a consent to any subsequent assignment, transfer, mortgage, pledge, hypothecation, encumbrance or subletting.

     If at any time or from time to time during the term of this lease Tenant intends to so assign, sublet or mortgage, the following provisions shall govern:

     20.1. With respect to a proposed assignment, Tenant shall submit to Landlord for Landlord's review an agreement to assign, executed by both Tenant and the proposed assignee, together with current financial statements of the assignee. Landlord shall have the option to terminate this lease by written notice given to Tenant within twenty (20) days after the agreement to assign is given by Landlord. If Landlord does not so terminate, Landlord's written consent to assignment shall nevertheless be required but shall not be unreasonably withheld. If consent is given, Tenant shall pay to Landlord as consideration therefor one-half (1/2) of any sums or other economic consideration payable to Tenant as a result of such assignment, whether or not received by Tenant, except payments received which are to reimburse Tenant for the then unamortized cost of leasehold improvements made to the Premises by Tenant. An executed copy of the assignment with the undertaking of the assignee to observe and perform all obligations of the Tenant hereunder shall be furnished to Landlord for review and written consent prior to entry by assignee into possession. This lease shall not, nor shall any interest herein be assignable as to the interest of Tenant by operation of law without the written consent of Landlord.

     20.2. With respect to a proposed sublease, Tenant shall submit to Landlord for Landlord's review, an agreement to sublease, executed by Tenant and the proposed sublessee, together with current financial statements of the sublessee. If the proposed subletting is for all or any portion of the Premises, Landlord shall have the following options, exercisable by written notice given to Tenant within twenty (20) days after the proposed agreement to sublease is given to Landlord for its review: (i) Landlord may either sublet from Tenant such space at the lower of (a) the rent set forth in this lease or (b) the rent set forth in the proposed sublease agreement, and upon such other terms set forth in the proposed sublease agreement, or (ii) if the proposed subletting is for the entire Premises for the balance of the term of this lease, Landlord may terminate this lease. If Landlord does not so exercise its option to either sublet the Premises or terminate this lease in accordance with

                       General Provisions Page 19 of 35
above, Landlord's written consent to sublet the Premises or any portion thereof shall nevertheless be required but shall not be unreasonably withheld subject to the following conditions:

           20.2.1. The sublease shall be on the same terms set forth in the agreement to sublease given to Landlord;

           20.2.2. No sublease shall be valid and no sublessee shall take possession of the Premises subleased until an executed counterpart of such sublease, together with a current certificate of insurance attached thereto as evidence that a comprehensive general liability insurance policy is in effect, naming Landlord, Tenant and the sublessee as insured, have been delivered to Landlord for review and written consent. Such certificate of insurance shall conform to the provisions of _____________________.

           20.2.3. No sublessee shall have a right to sublet further or to assign its interest without Landlord's written consent;

           20.2.4. One-half (1/2) of any sums or other economic consideration payable from time to time to Tenant as a result of such subletting, whether or not received by Tenant and whether denominated rent under the sublease or otherwise, which exceed in the aggregate the total sums which Tenant is obligated to pay to Landlord under this lease, prorated to reflect obligations allocable to that portion of the Premises subject to such sublease (except rent or other payments received which are attributable to the amortization of the cost of leasehold improvements made to the sublet portion of the Premises by Tenant) shall be payable to Landlord as additional rental under this lease without affecting or reducing any other obligation of Tenant hereunder;

           20.2.5. The sublease and all rights of the sublesee thereunder shall be subject to this lease; and

           20.2.6. Tenant shall pay to Landlord a reasonable fee for any sublease submitted to Landlord for review and consent.

     20.3. With respect to Tenant's intention to mortgage, Tenant shall submit to Landlord a copy of the proposed mortgage and the note to be secured thereby for Landlord's review. Tenant shall not mortgage this lease or any interest herein without the prior written consent of Landlord, provided that such consent shall not be unreasonably withheld if the proposed mortgagee is a recognized lending institution and the mortgage is for the purpose of making improvements on the subject Premises. Upon recordation of all documents relating to the mortgaging of this lease or any interest herein, Tenant shall deliver to Landlord certified copies of same as soon as possible thereafter.

                       General Provisions Page 20 of 35

21.  CHANGE OF CONTROL.  If at any time during the term hereof, the ownership of
     -----------------
Tenant's business shall be changed as a result of any sale of assets, sale of stock, merger, consolidation or otherwise so as to result in a change in the controlling interest in said business, Tenant shall give immediate notice thereof to Landlord and Landlord may terminate this lease at any time after receipt of such notice or if such notice shall not be given, after discovery by Landlord of such change in controlling interest by giving Tenant sixty (60) days' written notice of such termination unless Tenant shall furnish reasonably adequate assurance that there has been no reduction in the financial responsibility of Tenant as a result of the change.

22.  BANKRUPTCY OF TENANT
     --------------------

     22.1. The filing of any petition in bankruptcy, or the adjudication of Tenant as a bankrupt or insolvent, or the appointment of a receiver or trustee to take possession of all or substantially all of the assets of Tenant, or a general assignment by Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any state or federal insolvency or bankruptcy act, or any similar law now or hereafter in effect, including, without limitation, the filing of any petition for or in reorganization, or the taking or seizure of the premises or any portion thereof under levy of execution or attachment against Tenant and the continuance of the sale in effect for a period of thirty
(30) days, shall constitute a breach of this lease by Tenant and in any such event Landlord at its option may terminate this lease upon written notice to Tenant.

     22.2. It is understood and agreed that neither this lease, nor any interest herein or hereunder or any estate hereby created in favor of Tenant, shall pass by operation of law under any state or federal insolvency or bankruptcy act, or any similar law now or hereafter in effect, to any trustee, receiver, assignee for the benefit of creditors, or any other person whomsoever without the express written consent of Landlord first had and obtained therefor. Any purported transfer in violation of the provisions herein shall constitute a breach of this lease by Tenant.

23.  NON-LIABILITY OF LANDLORD.  Tenant shall and hereby does assume all risk of
     -------------------------
loss or damage to furniture, fixtures, supplies, merchandise, and other property, by whomsoever owned, stored or placed in upon or about the Premises and does hereby agree that Landlord will not be responsible for loss or damage to any such property, unless caused by the willful act or gross neglect of Landlord, and Tenant hereby agrees to indemnify and save harmless Landlord from and against any and all claims for such loss or damage, other than damage caused solely by the willful act or gross neglect of Landlord or arising solely out of a defect which Landlord is required hereunder to repair and has failed to remedy within a reasonable time after having been given notice in writing thereof. Without prejudice to the generality of the foregoing, Landlord shall not be liable for any damage to any property at any time stored or kept in the Premises or in any other part of the Building, either from rain or from any other water which may leak, issue or flow from any part of the Building, or from the pipes or plumbing of the same or from any other place or quarter, nor shall Landlord be liable for any damage to property in the Building caused by accident involving the elevators, or for damage of any character arising out of defects of construction either of the Building, or the Premises or any machinery, equipment, electrical wiring or facility therein or failure or breakdown thereof or from lack of repair or proper operation of the same or from any other cause,

                       General Provisions Page 21 of 35
unless the sole cause is a defect which Landlord is required hereunder to repair and Landlord shall have failed to remedy such defect within a reasonable time after written notice thereof. In any event, Landlord shall not be liable for any damage to Tenant's leasehold improvements, fixtures, personal property, or merchandise resulting from fire or other insurable hazards, regardless of the cause thereof, and Tenant hereby expressly releases Landlord from all liability for such damage. Landlord shall in no way be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to Tenant's effects by Landlord's janitorial personnel or any other employee or any other person. Tenant shall give to Landlord prompt written notice of any accident to, or defect in, any water or other pipes or plumbing, electric lights or fixtures or other fixtures or other equipment or appurtenances of the Premises. Landlord shall not be liable or responsible for any loss or damage sustained by Tenant, Tenant's agents, employees, business guests, invitees, licensees, or subtenants, by reason of the negligence, willfulness or malice of any other tenant, occupant, invitees, licensee or trespasser of the Property, or of any other person.

24.  INDEMNITY AND RISK OF INJURY.  Tenant will and does hereby assume all risk
     ----------------------------
of bodily injury, wrongful death and/or property damage from any cause whatsoever, by reason of the use, occupancy and enjoyment of the Premises occasioned by any nuisance made or suffered in the Premises, or resulting from any failure on the part of Tenant to maintain the Premises in a safe condition, and Tenant hereby agrees to indemnify and save harmless Landlord from and against any and all claims, actions, proceedings, expenses, damages, and other liabilities, including attorneys' fees and other legal expenses, arising from or in connection with this lease or the Premises, and Tenant shall pay any such indemnification amounts immediately upon demand as additional rent. Without limitation, Tenant will indemnify and save harmless Landlord against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from the conduct or management of any work or thing whatsoever done by Tenant or Tenant's agents, employees, invitees, licensees, or trespassers in or about, or from transactions of Tenant concerning the Premises, and will further indemnify and save Landlord harmless against and from any and all claims arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, servants, employees, invitees or licensees and from and against the costs, attorney's fees, expenses and liabilities incurred in or about any such claim of any action or proceeding brought thereon.

25.  ADVERTISING.  Tenant shall not inscribe any inscription or post, place or
     -----------
in any manner display any sign, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about the Premises or the Building at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the Premises, except as permitted under the Rules and Regulations of the Building (Exhibit B).

                       General Provisions Page 22 of 35

26.  RULES AND REGULATIONS.  Landlord, for the proper maintenance, safety, order
     ---------------------
and cleanliness of the Building, and for the rendering of good services, the protection and the quiet enjoyment of tenants, may from time to time make, amend and enforce rules and regulations appropriate for such purposes applicable to all tenants of the Building. The rules and regulations in force at the date hereof are those set forth in Exhibit B. Tenant shall observe and comply with all such rules and regulations, including those set forth in Exhibit B, and all amendments thereto and all additional rules and regulations of which Tenant receives notice which are not inconsistent with the terms of this lease. Landlord shall not be liable or responsible to Tenant for the violation by any other tenant or occupant of the Building of any such rules or regulations.

27.  SUBORDINATION.  This lease shall be subject to and subordinate at all times
     -------------
to:

          That certain Lease dated October 23, 1992, as amended by Amendment of Lease dated October 27, 1992, a memorandum of which is dated October 27, 1992, and recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 93-073668, and

any other underlying leases which may hereafter be executed affecting the Building, to such liens and encumbrances, including mortgages, as are now on or as Landlord may hereafter impose on the Building or the Premises, and on Landlord's interest or estate herein without the necessity of any further instrument or act on the part of Tenant to effectuate such subordination, and such subordination of Tenant's interest shall be self-operating and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant agrees to promptly execute and deliver any instrument that the holder of any such underlying lease or lien holder may require to evidence such subordination, and Tenant hereby irrevocably appoints Landlord its attorney-in-fact to execute and deliver such instruments on behalf of Tenant should Tenant refuse or fail to do so within ten (10) days after request is made. If there shall be any conflict between the terms and conditions of this lease and the terms and conditions of any underlying lease, the terms and conditions of the underlying lease shall control. If any Landlord under such underlying lease or such holder of a lien or purchaser on foreclosure of such lien shall require, Tenant shall attorn to it and this lease shall then continue in effect in the event of termination of such underlying lease or acquisition of the interest of Landlord by such lien holder or purchaser on foreclosure of such lien. Said power of attorney is coupled with an interest and shall be irrevocable. Said liens shall include, without limitation, the lien of a mortgage executed in part to secure a loan to pay for the construction of improvements in or to the Building.

28.  ESTOPPEL CERTIFICATE
     --------------------

     28.1. Tenant shall at any time upon not less than ten (10) days, prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such

                       General Provisions Page 23 of 35
defaults if any are claimed and (iii) acknowledging or certifying such other matters as may be reasonably requested. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

     28.2. At Landlord's option, Tenant's failure to deliver such statement within such time shall be a material breach of this lease or shall be conclusive upon Tenant (i) that this lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rent has been paid in advance. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such statement or statements on behalf of Tenant in the event Tenant does not do the same within the time period provided herein.

     28.3. If Landlord desires to finance, refinance, or sell the Premises, or any part thereof, Tenant hereby agrees to deliver to any lender or purchaser designated by Landlord such financial statements of Tenant as may be reasonably required by such lender or purchaser. Such statements shall include the past three years, financial statements of Tenant. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

29.  INSURANCE
     ---------

     29.1. Tenant shall procure at Tenant's expense and keep in force during the term of this lease and any extension thereof commercial general liability insurance covering bodily injury and property damage with respect to the Premises and the business operated therein by Tenant, such insurance to have reasonable minimum limits set by Landlord from time to time, based on acceptable minimum limits used for similar properties at the time of such setting, but initially not less than a combined single limit of $1,000,000 per occurrence and $2,000,000 in the aggregate _______________________ insurance shall be primary and noncontributing with any insurance which may be carried by Landlord. The adequacy of the coverage afforded by said liability and property damage insurance shall be subject to review by Landlord from time to time, and if it appears in such a review that a prudent business person in Honolulu, Hawaii, operating a similar business to that operated by Tenant on the Premises would increase the limits of its liability and property damage insurance, Tenant shall to that extent forthwith increase such limits.

     29.2. Tenant shall procure at its own expense and will keep in force during the term of this lease and any extension thereof insurance on all improvements (as defined in Section 55 hereinbelow) whenever and by whomsoever made in the Premises. Such insurance shall be written on an Insurance Services office, Inc. ("ISO") Commercial Property Policy Special Causes of Loss form or its equivalent and shall insure against destruction, damage or debris removal by fire and other perils covered under such an ISO policy and in time of war, against war damage to the extent such governmental insurance is obtainable, and shall be in an amount equal to the full replacement cost thereof, without deduction for depreciation. Tenant shall pay all premiums on such insurance when due. In every case of loss or damage to such improvements, Tenant with all reasonable speed will use all proceeds of such insurance for rebuilding, repairing or otherwise reinstating the

                       General Provisions Page 24 of 35
improvements in a good and substantial manner, and Tenant will make up from its own funds any deficiency in the insurance proceeds, unless this lease is terminated as provided in Section 11 above, in which case Tenant shall be entitled to payment from the proceeds of an amount equal to Tenant's unamortized cost of improvements made by Tenant at Tenant's cost, and the balance of the proceeds shall be kept by Landlord.

     29.3. Tenant shall procure at Tenant's own cost and expense and keep in force during the entire term of this lease, insurance on Tenant's furniture, equipment, fixtures, merchandise and inventory and all other property located in the Premises, in an amount equal to the full replacement cost thereof, without deduction for depreciation. Such insurance shall be written on an ISO Special Causes of Loss form or its equivalent and shall insure against destruction, damage or debris removal by fire and other perils covered under such an ISO policy and in time of war, against war damage to the extent such governmental insurance is obtainable.

     29.4. Tenant shall procure and maintain in force and effect, at all times, a policy of insurance for actual rent loss sustained from necessary untenantability caused by damage to or destruction of the Premises, or any portion thereof. Such policy shall insure against destruction, damage or debris removal by fire and other perils covered under policies written on ISO Special Causes of Loss forms and be in an amount at least equivalent to the annual rental value of the Premises and payable in case of loss to Landlord and Tenant as their respective interests may appear.

     29.5. All policies mentioned in this Section 29 shall be subject to the approval of Landlord and issued by an insurance company authorized to do business in Hawaii. All such policies shall be for the mutual and joint benefit and protection of Landlord, Tenant, any mortgagee, if any, of Landlord's and/or Tenant's interest hereunder, and others hereinabove mentioned, and executed copies of such policies of insurance or certificates thereof shall be delivered to Landlord within ten (10) days after delivery of possession of the Premises to Tenant and thereafter within thirty (30) days prior to the expiration of the term of each such policy. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent. All policies of insurance delivered to Landlord must contain a provision that they shall remain in full force and effect until the company writing said policy gives to Landlord, and Landlord's mortgagees, if any, thirty (30) days' notice in writing in advance of any cancellation or lapse or the effective date of any reduction in the amounts of insurance. All general liability and property damage policies shall contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recovery under said policies for any loss occasioned to it, its servants, agents and employees by reason of the negligence of Tenant. All general liability, property damage and other casualty policies shall be written as primary policies, not contributing with and not in excess of coverage which Landlord may carry.

     29.6. Tenant's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy of insurance carried and maintained by Tenant; provided, however, that the requirements set forth herein are otherwise satisfied _______________________.

                       General Provisions Page 25 of 35

     29.7. If and to the extent of those risks as to which waiver of rights of subrogation is permitted by their respective insurers, Landlord and Tenant hereby waive the rights each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective property, the Premises, or its contents, or to other portions of the Building, arising from any risk generally covered by insurance written on ISO Special Causes of Loss forms. Tenant agrees to use its best efforts to have its insurance company insuring its property against any such loss, waive any right of subrogation against Landlord.

     29.8. Tenant agrees to pay to Landlord forthwith upon demand the amount of any increase in premiums for insurance that may be charged during the term of this lease on the amount of insurance maintained in force by Landlord on the Property, which results from Tenant doing any act in or about the Premises that increases the insurance rates, whether or not Landlord shall have consented to such act on the part of Tenant. If Tenant installs upon the Premises any electrical equipment that constitutes an overload on the electrical lines of the Premises, Tenant at its own expense shall make whatever changes are necessary to comply with the requirements of the insurance underwriters and any governmental authority having jurisdiction thereover, but nothing herein contained shall be deemed to constitute Landlord's consent to such overloading.

30.  OPERATING EXPENSES

     30.1.  PAYMENT OF ADDITIONAL RENT. The monthly rent provided in Section 1.6
            --------------------------
above is the sum of (A) a base rent as set forth in Section 1.6.1 plus (B) Tenant's share of the average monthly estimated operating expenses (computed on the basis of known or estimated operating expenses for each calendar year) as set forth in Section 1.6.2, plus (C) the Hawaii State General Excise Tax as set forth in Section 5.6 above. The intent of this Section 30 is to obligate the tenants in the Building to fully reimburse Landlord for all operating expenses (as hereinafter defined) such that this lease shall be fully "net-net-net" to Landlord. The amount of Tenant's initial share of said estimated operating expenses for the calendar year in which the term hereof commences is as stated in Section 1.6.2 above. The monthly rental payable to Landlord shall be adjusted annually as of the commencement of each calendar year by increasing the additional rent for such year over the additional rent payable during the preceding year by the amount of Tenant's share of any increase in the estimated operating expenses for such year over the estimated operating expenses for the preceding year or by reducing the additional rent for such year by the amount of Tenant's share of any reduction in the estimated operating expenses as compared with the estimated expenses for the preceding year. Landlord shall notify Tenant of Tenant's share of the estimated operating expenses for such year and the additional rent during such year shall be adjusted as aforesaid, effective as of the commencement of such year, and payable in equal monthly installments. Tenants' share of the operating expenses shall be in the same percentage as the demised area is of the rentable area of the Building.

     Tenant's "fair share" of the building operating expenses of the Building shall be calculated on the basis of the "rentable area" serviced, which means that Tenant's share of an increase in building operating expenses over basic cost shall be: the proportionate part of those costs as shown in Section 1.4, determined as of the date of this lease. Tenant's "rentable area" shall be computed

                       General Provisions Page 26 of 35
by measuring the usable area outlined in red on Exhibit A as referenced in
Section 30.6 and adding thereto Tenant's pro rata share of common corridors and toilets, air conditioning rooms, fan rooms, janitors, closets, electrical and telephone closets and any other areas within and servicing exclusively only Tenant's floor. However, Landlord and Tenant hereby recognize that Landlord may, from time to time, reconstruct and/or reconfigure portions of the Building (without any obligation of Landlord to so act being inferred from this provision). If undertaken by Landlord such programs may increase or decrease the square footage of the total rentable area of the Building. Aside from temporary conditions, that is, periods of not longer than four months duration to allow for construction, any material change in the total rentable area of the Building shall be taken into account and Tenant's proportionate share of Building area shall be recomputed and determined. Tenant's redetermined proportionate share of the Building shall be fixed for all purposes of this lease at the higher or lower percentage, subject to further revision if there should again be a material change in the total rentable area of the Building. The time for recomputation of Tenant's fair share shall be the date on which a reconstructed area in the Building is first occupied in whole or in part ____________________ that if space should be modified and abandoned as tenant area by Landlord, the effective date thereof shall be deemed the date on which such area of the Building is placed in substantially completed condition in accordance with Landlord's construction plan for such space. Tenant's "fair share" of those costs for such services rendered to Tenant, but not rendered to all tenants, shall be in the same proportion as the rentable area bears to the total rentable area to which such services are rendered. The proportionate amount shall be divided by 12 to give Tenant's monthly "fair share."

     30.2.  ANNUALIZATION.  After the end of each calendar year (including the
            -------------
years in which the term hereof commences and terminates) Landlord shall compute the actual operating expenses for such calendar year, to the extent not already computed, and notify Tenant of any correction from the estimated operating expenses as soon as reasonably possible after the end of each such year. Within thirty (30) days after the giving of notice that the actual expenses were greater than the estimated expenses, Tenant shall pay to Landlord an amount equal to Tenant's share of the excess of the actual operating expenses over the estimated operating expenses upon which Tenant's rent had been based during the preceding year. Should it be determined that the actual operating expenses for any year were less than the estimated operating expenses, Tenant shall be entitled to a credit against future rent payments, or a refund in the case of the last year of the term hereof, in an amount equal to Tenant's share of the difference between the actual operating expenses and the estimated operating expenses.

     30.3.  DEFINITION OF OPERATING EXPENSES.   Operating expenses shall be
            --------------------------------
determined in accordance with generally accepted accounting principles as applied to the operation and maintenance of first class office buildings in Honolulu, and the term "operating expenses" shall mean all of the expenses which shall be incurred or paid on account of such operation and maintenance of the
Building, including without limitation, all parking facilities.   Said operating
expenses shall include, without limitation to the generality of the foregoing, the costs of utilities, automated control systems, heating, elevators, air conditioning, trash disposal, repair and maintenance, security control, the cost of janitorial services, the cost of management contracts (or the cost of equivalent management services computed at the prevailing rate charged from time to


                       General Provisions Page 27 of 35
time by companies generally in the management business, whichever is higher), supplies, wages and salaries of employees used in maintenance and general operations (as distinguished from the cost of management contracts or equivalent management services aforesaid), and payroll taxes (and similar governmental charges) with respect thereto, depreciation or rental of equipment used in operation and maintenance, bookkeeping expenses, fees of operator of parking facilities and other expenses of operation thereof (or the cost of equivalent parking management services computed at the prevailing rate charged from time to time by companies generally in the parking management business), legal fees and expenses, financing expenses relating to operation and management, landscaping expenses including the replacement of plants and sprinkler systems, insurance (including fire and extended coverage, vandalism and malicious mischief, plate glass, difference in conditions coverage, public liability and property damage and workmen's compensation insurance customarily carried by owners of first class office buildings), taxes upon or measured by Landlord's gross income to the extent that such taxes have not already been recovered under Section 5.6 of this or similar leases (but excluding taxes upon or measured by Landlord's net income), all federal, state and local government taxes, assessments and charges of every kind or nature, whether general, special, ordinary or extraordinary, including but not limited to real property taxes, which Landlord shall pay or become obligated to pay because of or in connection with the ownership, leasing, management, control or operation of the Building (including the land on which it is situated), or of the personal property, fixtures, machinery, equipment, systems and apparatus located or used in connection with the Building, all fees, costs and expenses (including attorneys' fees) paid by Landlord during such year in seeking or obtaining any refund or reduction of such taxes, the cost and expenses of any audit of the books and records of management and its determination and allocation of operating expenses for the Building, the cost and expenses of any contest by appropriate legal proceedings of the amount or validity of any such taxes, charges or other assessments, any increases in ground rent as may occur at any time during the term of this Lease and subsequent to the date upon which this Lease is executed, and the cost of alterations, additions and capital improvements required by any laws, codes, regulations or ordinances now or hereafter in effect or made by Landlord to reduce energy requirements (amortized over their reasonable life with interest at the rate usually charged for borrowing on _______________ or if the Landlord is prohibited by law from charging interest at such rate, at the maximum rate then allowed by law). The operating expenses shall not include capital expenditures, as aforementioned, or depreciation on real property.

     30.4. NORMALIZATION AND PRORATION. For the purpose of determining increase in rental payable by Tenant under this Section 30, the calculation shall be based on a full calendar year and additional rent computed as herein set forth shall be deemed to have accrued uniformly during the calendar year. The final payment under the provisions of this Section for the year in which this lease terminates shall be prorated, based on the actual expenses for such year, through the termination of this lease and any additional rent shall be due or a refund of overpayment made thirty (30) days after notification to Tenant of any adjustment as provided in Section 30.2. If any part of the Building is not fully occupied and used during any year, for the purpose of calculations under this
Section 30, the operating expenses, both estimated and actual for such year, shall be adjusted by adding amounts and items of operating expenses which would normally have been incurred if the property had been fully occupied and used during the entire year and deducting any abnormal start-up

                       General Provisions Page 28 of 35
costs incurred, all as estimated by Landlord, and the percentages set forth in
Section 1.4 hereinabove are and shall be based on an assumed full occupancy.

     30.5.  SPECIAL TENANT'S EXPENSES.  Where (1) any expense over and above
            -------------------------
normal operating expenses is incurred or paid by Landlord specifically for the benefit of and at the request of a particular tenant, or (2) any expense which is part of normal operating expenses undergoes an increase from the previous billing period of over fifty percent (50%), Landlord, in its sole discretion, may charge such expense immediately & directly against the tenant to which the expense applies rather than including such expense in operating expenses for the purpose of this Section 30.

     30.6. DEFINITION OF AREA.  The term "usable area" shall consist of the
           ------------------
area outlined in red on Exhibit A. For full floor tenants, the usable area of a floor shall be computed by measuring the area bounded by the interior surface of the permanent outer building walls excluding however, any major vertical penetrations of the floor. No deduction shall be made for columns or other projections necessary to the building. For multiple tenants occupying a single floor, usable area shall be computed by measuring the area bounded by the interior surface of corridor walls or other permanent walls, the center of partitions separating the demised premises from adjoining usable areas and the inside finished surfaces of the glass walls. No deduction shall be made for columns or other projections necessary to the building. The usable and rentable areas are subject to adjustment from time to time to correct any error in measurement or if changes are made to the Premises and the percentages applicable shall be adjusted accordingly.

     30.6.  AUDIT OF OPERATING EXPENSES.  Operating expenses for the Building
            ---------------------------
shall be audited annually by a firm of certified public accountants selected by Landlord. Such audited statement shall be available for inspection by Tenant during normal business hours upon 72 hours' prior notice. If operating expenses according to such audit shall differ from the operating expenses estimated by Landlord pursuant to Section 30, the expenses according to such audit shall be deemed correct, and an appropriate adjustment shall be made in the rent as herein provided in Section 30.

31.  PARKING AND TRAFFIC.  The right of Tenant, its customers, invitees and
     -------------------
employees to use the common areas in the KAIMUKI PLAZA for ingress, egress and parking shall be subject to Landlord's right to impose reasonable traffic rules, regulations and routing and to prohibit parking by employees of the tenants in order to provide adequate parking for customers and invitees of the tenants. Landlord further reserves the right to assess Tenant for any extra parking charges upon written notice to Tenant.

32.  CURE AND SECURITY DEPOSIT
     -------------------------

     32.1. Concurrently with the execution of this lease, Tenant shall deliver to Landlord a sum equal to the amount which is set forth in Section 1.7 as security for the performance by Tenant of every covenant and condition of this lease. Said deposit may be commingled with other funds of Landlord and shall bear no interest. In the event that the monthly rent shall increase from time to time during the term of this lease, Tenant shall deposit with Landlord within five (5) days after the effective date _of such increase, additional security deposit so that the amount of the security deposit

                       General Provisions Page 29 of 35
held by Landlord shall bear the same or __________________________________ as the original security deposit bears to the original monthly rent. Landlord may transfer and/or deliver the security deposit to any purchaser to Landlord's interest in the event that the Landlord's interest shall be sold, and thereupon Landlord shall be discharged from any further liability in reference thereto.

     32.2. If Tenant shall default with respect to any covenant or condition of this lease, Landlord may, without prejudice to any other right or remedy provided for Landlord in this lease, cure the same and Tenant shall reimburse Landlord for the cost thereof on demand. Landlord may apply the whole or any part of such security deposit to the payment of any sum in default or any other sum which Landlord may be required to spend by reason of Tenant's default. In the event Landlord should so apply all or any part of said deposit, Tenant shall, within fifteen (15) days after receipt of notice from Landlord, pay the sum expended in order to replenish such deposit. Failure to do so shall be a default under this lease. Should Tenant comply with all of the covenants and conditions of this lease, the security deposit or any balance thereof shall be returned to Tenant at the expiration of the term hereof.

33.  ABANDONMENT.  If Landlord has reason to believe that Tenant has abandoned
     -----------
the Premises, Landlord shall give Tenant written notice of its intention to exercise its default remedies as provided for in Section 37. If Tenant fails to respond to such notice within fifteen (15) calendar days after the date such notice is sent to Tenant, Landlord may at once, without any further notice to or consent of Tenant, change the locks to the Premises and lock Tenant out of the Premises until such time as Tenant's default under this lease is cured, without any liability for damages to Tenant or for trespass or for any damage, loss or theft to the Premises or any contents or personal property, stored within the Premises. This right shall be in addition to Landlord's default remedies provided for in Section 15.

34.  AUTHORITY.  If Tenant is a corporation, trust, or general or limited
     ---------
partnership, each individual executing this lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this lease on behalf of said entity. If Tenant is a corporation, trust or partnership, Tenant shall, within thirty (30) days after execution of this lease, deliver to Landlord evidence of such authority satisfactory to Landlord.

35.  ATTACHMENTS.  All attachments and exhibits to this lease hereto shall
     -----------
constitute a part of this lease and a breach of any provision therein contained shall constitute a default under this lease.

36.  COVENANTS AND CONDITIONS.  Each provision of this lease performable by
     ------------------------
Lessee shall be deemed both a covenant and a condition.

                       General Provisions Page 30 of 35

37.  NOTICE.  All notices hereunder shall be given in writing and may be given
     ------
or served for all purposes by being sent as registered or certified mail, postage prepaid, addressed to Tenant at its post office address hereinbefore specified or at such other post office address as Tenant may from time to time designate in writing by notice to Landlord or to Landlord at its office hereinabove set forth or at such other post office address as Landlord may from time to time designate to Tenant, and any such notice shall be deemed conclusively to have been given or served, if on Tenant, on the date of such mailing, and if on Landlord, on the date of receipt thereof by Landlord. If such notice or demand is served personally, service shall be conclusively deemed made at the time of such personal service. If there is more than one Tenant, mailing to one of the Tenants shall be construed as notice to all of the Tenants.

38.  SEVERABILITY.  If for any reason whatever any of the provisions hereof
     ------------
shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

39.  DISCLAIMER OF WARRANTIES.  The provisions of this lease constitute, and are
     ------------------------
intended to constitute, the entire agreement of the parties to this lease. No terms, conditions, warranties, promises or undertakings of any nature whatever, express or implied, exist between the parties except as herein expressly set forth.

40.  DIMINUTION OF LIGHT, VIEW OR AIR BY ADJACENT STRUCTURE.  It is expressly
     ------------------------------------------------------

understood and agreed that any diminution or shutting off of light, view or air by any structure which may be erected adjacent to the Building, whether by Landlord or by others shall in no way affect this lease or impose any liability on Landlord or be construed as a constructive eviction or grounds for reduction or abatement of rent.

41.  SUBSTITUTION OF LEASED PREMISES.  At any time or times during the term
     -------------------------------
hereof, Landlord shall have the right, at its option, to substitute as the Premises to be leased hereunder, a substantially equivalent area in a different portion of the Building in lieu of the Premises described and referred to in Sections 1.1, 1.2 and 1.3 and outlined in red on Exhibit A. In such cases, Tenant shall relocate to such substitute Premises and all of the terms, covenants and conditions herein set forth shall then apply to such substitute Premises to the same effect as if originally described hereinabove; provided, however, that Landlord shall have given Tenant written notice of its exercise of such option at least sixty (60) days prior to the date upon which relocation to such substitute Premises is to be accomplished, and all reasonable cost of such relocation shall be borne by Landlord, including the cost of relocating or replacing any fixtures or other improvements installed within the original Premises by Tenant; and provided further, however, that no more than one such relocation shall be made without the prior written consent of Tenant. It is further understood that the term "equivalent area" shall mean an area of substantially the same useable floor area and having substantially the same number of exterior windows, and if not on the same floor level, then on either a floor on a level above or on a floor which is not more than two (2) levels below the level of the original Premises. Tenant shall be entitled to a ratable reduction in the rent for any period in excess of one (1) day during which Tenant is reasonably prevented from operating its business on account

                       General Provisions Page 31 of 35
of such relocation. The parties shall immediately execute an appropriate amendment to this lease reflecting the substitution aforesaid.

42.  SERVICE CONTRACTS.  Any services which Landlord is required to furnish
     -----------------
pursuant to the provisions of this lease may, at Landlord's option, be furnished from time to time in whole or in part by employees of the managing agent of the property or by one or more third persons. Landlord further reserves the right to require Tenant to enter into agreements with such third persons, in form and content approved by Landlord for the furnishing of such services.

43.  NO RENT REDUCTION.  Except as provided elsewhere under those provisions of
     -----------------
this lease which specifically refer to rent reduction, Tenant shall not be entitled to any suspension, abatement or reduction of rent, nor to the recovery of any sums for any loss or damage on account of the interruption of the use of the Premises or of any of the services required to be furnished by Landlord hereunder by reason of delays beyond the reasonable control of Landlord.

44.  CANCELLATION NOT MERGER.  The voluntary or other surrender of this lease by
     -----------------------
Tenant, or a mutual cancellation thereof, or the termination thereof by Landlord pursuant to any provision contained herein, shall not work a merger, but at the option of Landlord shall either terminate any or all existing subleases or subtenancies hereunder, or operate as an assignment to Landlord of any or all of such subleases or subtenancies.

45.  SUBMISSION FOR REVIEW.  The submission of this lease for examination does
     ---------------------
not constitute a reservation of or option for the Premises and this lease becomes effective as a lease only upon execution in full by all parties and delivery thereof by Landlord to Tenant.

46.  RESERVATION OF LANDLORD.  Landlord reserves the right to place, maintain,
     -----------------------
repair, replace, renovate, remodel, make additions to, or demolish such utility lines, pipes, tunneling walls, ceilings, floors, public areas, restrooms, elevators, stairs, common areas and the like, in, under, over and upon the Premises as may be reasonably necessary or advisable for the servicing, remodeling, or repairing of the Premises or of other portions of the Building of which the Premises are a part. Landlord reserves the right to enter the Premises at any time for the purpose of performing such work. Landlord further reserves the right to change the name of the Building at Landlord's sole discretion.

47.  SUCCESSORS.  All of the covenants, agreements, terms and conditions
     ----------
contained in this lease shall apply to, accrue to and be binding upon Landlord and Tenant and their respective heirs, personal representatives, successors and assigns. On any sale or conveyance by Landlord of the Building, the buyer or grantee shall become responsible for all of the covenants and conditions herein contained and on the part of Landlord to be observed or performed after the time of such sale or conveyance and the seller or grantor shall be released therefrom except as to obligations already _________________.

                       General Provisions Page 32 of 35

48.  SHORT-FORM COUNTERPART.  This lease shall not be recorded, but upon the
     ----------------------
request of either party, the other party shall execute and deliver to any party requesting the same, a recordable short-form of this lease sufficient to give constructive notice of the leasehold estate hereby created, and said short-form counterpart may be filed in the office of the Assistant Registrar of the Land Court of the State of Hawaii, and/or recorded in the Bureau of Conveyances of the State of Hawaii. If a short-form counterpart of this lease is recorded, Tenant agrees, at Tenant's expense, once the lease is terminated, to execute a recordable instrument evidencing such termination. Tenant hereby appoints Landlord as Tenant's attorney-in-fact for the purpose of executing any memorandum of lease as evidence of the termination of this lease, such appointment being coupled with an interest to be irrevocable and not affected by specific revocation, death, incompetence or other cause.

49.  CONVEYANCE TAX.  Tenant shall be solely responsible for any conveyance tax
     --------------
payable to the State of Hawaii pursuant to Section 247, Hawaii Revised Statutes, as amended, which may be incurred by Landlord under this lease.

50.  GENERAL.  The necessary grammatical changes required to make the provisions
     -------
of this lease apply in the plural sense where there is more than one tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed. The term "Premises" shall mean the area specifically described in the demise from Landlord to Tenant, except where such meaning would be clearly repugnant to the content. Any conflict between the printed provisions of this lease and properly initialed typewritten or handwritten provisions shall be controlled by the initialed typewritten or handwritten provisions.

51.  WAIVER OF JURY TRIAL.  The parties each hereby waives trial by jury in any
     --------------------
action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this lease, the relationship of Landlord with Tenant, Tenant's use or occupancy of the Premises, including any claim of injury or damage, and any emergency and other statutory remedy with respect thereto.

52.  WAIVER OF RIGHTS OF REDEMPTION.  Tenant expressly waives any and all rights
     ------------------------------
of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises by reason of the violation by Tenant of any of the covenants or conditions of this lease, or otherwise.

53.  ENTIRE AGREEMENT.  This Agreement constitutes the entire agreement of
     ----------------
Landlord and Tenant and supersedes all oral and written agreements and understandings made and entered into by the parties hereto prior to the date hereof. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by each of them.

                       General Provisions Page 33 of 35

54.  APPLICABLE LAWS.  This lease shall be governed by and construed in
     ---------------
accordance with the laws of the State of Hawaii. The venue for any action with respect to this lease shall be Honolulu, Hawaii.

55.  MISCELLANEOUS
     -------------
     55.1.  Time is of the essence of this lease.

     55.2. The term "Premises" wherever it appears herein includes and shall be deemed to include (except where such meaning would be clearly repugnant to the context) the space demised and all improvements therein.

     55.3. The space demised shall consist of the area shown outlined in red on Exhibit A and be bounded by the unfinished interior surfaces of the perimeter walls and windows, the unfinished surfaces of interior load bearing walls, the unfinished top of the floor slab and the unfinished bottom of the floor slab of the floor above, excluding, however, any stairs and other items within said boundaries which are not included in rentable area as defined in Section 30.6 above.

     55.4. The term "improvements" wherever it appears herein shall include all improvements existing at the commencement of the term hereof or at any time thereafter built by anyone in the space hereby demised, including, without limitation all walls and partitions which are not load-bearing, the interior decorated or finished surfaces of all perimeter and load-bearing walls and floor slabs, all non-standard ceilings and ceiling light fixtures, all interior windows, all entrance doors, all mechanical and electrical conduits, wiring, fixtures and equipment, all floor tile, carpeting and wall covering and all other fixtures of all kinds, excluding, however, water, electric, telephone and other utility lines, ducts, conduits and other facilities serving other portions of the Building which may pass through the demised area, and excluding also the air-conditioning ducts and equipment, ceiling and ceiling light fixtures if of the standard type furnished by Landlord, and sprinkler systems, all of which excluded items shall be the responsibility of Landlord, and with respect to which Landlord reserves the right to install, repair, replace, maintain and remove the same in its discretion.

     55.5. The section headings herein are for convenience of reference, and shall in no way define, limit or describe the scope or intent of any provisions of this lease.

     55.6. The term "Landlord" in these presents shall include the above-named Landlord and its successors and assigns. In any case where this lease is signed by more than one person, the obligations hereunder shall be joint and several.

     55.7. The term "Tenant" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, personal representatives and permitted assigns, according to the context hereof.

                       General Provisions Page 34 of 35

     55.8. No payments by Tenant or receipt by Landlord of a lesser amount than the rent stipulated in this lease shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided.

     55.9. Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant.

                       General Provisions Page 35 of 35

          IN WITNESS WHEREOF, the parties hereto have executed this indenture the day and year first above written.

                              CKSS ASSOCIATES, a Hawaii
                              Registered Limited Partnership


                              BY:  CPB PROPERTIES, INC.
                                   GENERAL PARTNER

                                By ______________________________________
                                    Its
                                               Landlord


                              AMERICAN SCHOOL OF PROFESSIONAL
                              PSYCHOLOGY, INC.

                              BY:  /s/ Harold J. O'Donnell
                                 ----------------------------------------

                              ITS:  President
                                  ---------------------------------------

                              DATE:  June 21, 1995
                                   --------------------------------------

                              Federal Identification No. 36-2855674
                                                         ----------------

                              Social Security No. _______________________

                              Tenant


                       General Provisions Page 36 of 35

                                   EXHIBIT B
                                   ---------

                             RULES AND REGULATIONS
                             ---------------------
                                 KAIMUKI PLAZA
                                 -------------

These rules and regulations have been adopted for the purpose of insuring order and safety in the Building and to maintain the rights of Tenants and Landlord. Landlord reserves the right to modify, supplement or rescind any of these rules for the safety, care and cleanliness of KAIMUKI PLAZA and for the preservation of good order therein. Landlord may waive any one of more of these rules and regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such rules and regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such rules and regulations, against any or all of the Tenants of the Building. Each Tenant shall be liable for injury or damage caused by the infraction of any of these rules by it, its employees, agents or invitees, and Landlord may repair such damage, charging the cost of the same to such Tenant, which amount shall be added to rent due for the ensuing month. These rules and regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and condition of any lease of premises in the Building.

ACCESS:  Office areas will be open from 7:00 a.m. to 6:00 p.m. Mondays through
------
Thursdays, 7:00 a.m. to 7:00 p.m. Fridays and 8:00 a.m. to 2:00 p.m. Saturdays. On Sundays, holidays and after regular open hours, only authorized personnel will be permitted on the demised premises.

ACCESS CARDS:  Security Access Control Cards are assigned as authorized by an
------------
authorized Tenant representative only, and are operable seven (7) days a week, twenty-four (24) hours per day. A written request for cards is required from an authorized Tenant representative to Landlord along with a deposit of $25.00 per card. Tenant shall provide Landlord with a current Security Access List for all persons authorized access to demises premises after normal business hours.
After issuance of a card, if a change is made in the status of the card, an additional $5.00 may be charged for each status change. All changes, deletions, and additions to said Security Access List shall be the sole responsibility of Tenant and shall be made in writing to Landlord. Any lost or stolen cards shall be promptly reported in writing by Tenant to Landlord. Tenant shall be charged a fee of $25.00 per card for lost, stolen or unaccounted Security Access Control Cards, and $5.00 per card if damaged and a replacement is necessary. For security reasons, instructions on how to activate card readers are not covered in the rules and regulations.

AFTER-HOURS SERVICES:  Requests for after-hours services of air conditioning
--------------------
shall be honored by the Landlord provided the same are requested in writing by the Tenant prior to 3:00 p.m. for the day requested or prior to 3:00 p.m. on the business day preceding, if requested for a weekend or holiday. Landlord shall determine an extra-ordinary charge for after-hours services which shall be based on the actual premium cost of providing such services, including

                            EXHIBIT "B" Page 1 0f 9
the cost of labor and fringe benefits for required operating personnel, electricity at the per kilowatt hour rate applicable to KAIMUKI PLAZA, water and sewerage at the posted rate, consumable supplies and materials, if any, a mechanical equipment depreciation charge based on additional usage, and any other direct premium costs associated with providing such services. In the event more than one tenant shall request after-hours services as aforesaid for coincidental periods, the Landlord will attempt, where practical, to prorate the cost of same among such Tenants on an equitable basis.

CLOSING PREMISES:  Each Tenant shall see that his demised Premises are securely
----------------
locked and will exercise caution to insure that all water faucets, lights and powered equipment are shut off before Tenant or Tenant's employees __________ the building, so as to prevent waste or damage.

BUILDING HOLIDAYS:  The following holidays shall be observed by the Building.
-----------------
The Building will be secured, and air conditioning and other Building services will not be provided on such days.

                                 New Year's Day
                                President's Day
                                  Memorial Day
                                Independence Day
                                   Labor Day
                                Thanksgiving Day
                                 Christmas Day

BUILDING ADDRESS AND TRADE NAME:  Landlord will have the right, exercisable upon
-------------------------------
notice and without liability to any Tenant, to change the name and street address of the Building.

BUILDING SECURITY:  Landlord may from time to time adopt appropriate systems and
-----------------
procedures for the security or safety of the Building, any persons co-occupying, using or entering the Building, and Tenant will comply with Landlord's reasonable requirements relative to such systems and procedures.

VANDALISM:  Defacing any part of the Premises or the Building is prohibited.
---------

SOLICITING PROHIBITED:  Landlord reserves the right to eject from the Building
---------------------
any solicitors, canvassers or peddlers and any other class of persons who, in the judgment of the Landlord, are annoying or interfering with any of Tenants, or Landlord's operations or who are otherwise undesirable. Canvassing, peddling, soliciting and distribution of any written materials in the Building are prohibited and each Tenant shall cooperate to prevent such activity from occurring on the Premises.

VIOLATIONS:  Landlord shall not be responsible to any Tenant for the
----------
nonobservance or violation of any KAIMUKI PLAZA rules and regulations by any other Tenant or other person. Tenant shall be deemed to have read these rules and regulations and to have agreed to abide by them as a condition to its occupancy of the space leased.

PROHIBITED USES: Except with the prior written consent of Landlord, Tenant shall conduct only the business that is specifically provided for in its lease.
Tenant shall utilize its demised premises in a non-offensive or unobjectionable manner to the other Tenants or Landlord. Cooking may be permitted in the Premises with Landlord's written consent first having been obtained so as not cause or permit any unusual or objectionable odors to be produced upon or permeate from its Premises. Flammable, combustible or explosive fluid, chemical or substance in such quantities as may endanger or imperil the demised premises or any other premises or the property or lives of other persons are prohibited. Tenant shall not make or permit to be made any unreasonable vibration, unseemly noise or disturb or interfere with occupants of this or adjoining buildings or premises or those having business with them whether by the use of any business machines and other equipment, musical instruments, radio or television sets, phonographs, signing or the making of any disturbing sounds. The Premises shall not be used for lodging or sleeping.

TENANT'S CONDUCT:  Tenants will conduct themselves in any manner which is
----------------
consistent with the character of the Building as a first class office building or which adds to the comfort and convenience of other Tenants in the Building. Landlord shall have the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building.

SPECIAL TENANT REQUIREMENTS:  The requirements of the Tenants will be attended
---------------------------
to, as deemed appropriate by Landlord, only upon application by written, personal or telephone notice at the management's office for the Building. Employees of Landlord or its managing agent will not perform any work or do anything outside of their regular duties unless under special instruction/direction from the Landlord or its managing agent.

PREVENTION OF DEDICATION:  Landlord reserves the right to close off any and all
------------------------
of the plaza's sidewalks and promenades of the Building for twenty-four hours once every five years to prevent dedication.

___________________ Only locks provided by Landlord shall be placed on any door unless approved in writing by the Landlord. Two (2) keys per lock will be furnished to Tenant by Landlord. Orders for additional keys should be placed two
(2) days prior to need with Property Manager by the authorized Tenant representative only. Tenants will be required to sign a work order for this request and will be billed $5.00 for each additional key. Lock cylinders and keys shall be changed by Landlord at Tenant's expense upon receipt of written request from Tenant. All keys will be surrendered upon termination of lease. Building janitors and contract cleaners


                            EXHIBIT "B" Page 3 of 9
will be provided with a passkey to offices in the Building. These procedures are established in order to provide a uniform key/lock system for the building. This system is necessary in order that the janitorial staff has access to areas to be cleaned, and to ensure that the fire department has access to all areas in an emergency situation.

COMMON ROOMS:  Rooms used in common by Tenants shall be subject to regulations
------------
adopted by Landlord.

OBSTRUCTION OF COMMON-AREAS:  All common areas will be used only for ingress and
---------------------------
egress to the demised premises. The sidewalks, mall entrances, passages, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress or egress. The halls, passages, entrances, elevator, stairways, balconies and roof are not for the use of the general public and Landlord shall in all cases retain the right to control or prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation or interest of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access by persons with whom Tenant normally deals in the ordinary course of business unless such persons are engaged in illegal activities. Landlord retains the right to control and prevent access onto the property, including the entire KAIMUKI PLAZA, by any and all persons other than those persons having a legal right to ingress to and egress from the demised premises. Only persons authorized by Landlord will be permitted in the areas housing mechanical, electrical or equipment of any kind.

CORRIDOR DOORS:  On multiple tenancy floors, all Tenants will keep the doors to
--------------
the Building corridors closed at all times except for ingress and egress.

ACCESS TO ROOF:  Only those authorized by the Landlord may have access to the
--------------
roof of the Building.

ELECTRICAL AND AIR-CONDITIONING SYSTEMS:  Alterations of the standard building
---------------------------------------
lighting or air-conditioning system or installation of any special wiring or abnormal power consuming equipment must have written approval of Landlord. If air conditioning and/or power is used out of normal Building operations hours or there is abnormal consumption thereof, the Tenant involved shall pay on demand a reasonable charge. The air-conditioning system will operate between the hours of 7:00 a.m. to 6:00 p.m. Mondays through Thursdays, 7:00 a.m. to 7:00 p.m. Fridays and 8:00 a.m. to 12:30 p.m. on Saturdays.

CLOSETS AND TOILETS:  The water closets, toilet rooms, toilets, urinals, wash
-------------------
bowls and other plumbing fixtures will not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other foreign substances will be thrown in such plumbing fixtures. All damages resulting from any misuse of the fixtures will be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, caused the same.


                            EXHIBIT "B" Page 4 of 9

WATER:  Water will be supplied by Landlord for drinking and toilet purposes
-----
only.

DIRECTORIES:  A directory of the Building will be provided for the display of
-----------
the name and location of each Tenant, and such reasonable number of the principal officers and employees of Tenant as Landlord in its sole discretion approves, and Landlord reserves the right to exclude any other names therefrom. Landlord will not in any event be obligated to furnish more than one (1) directory strip per Tenant. Any additional name(s) which any Tenant desires to place in the directory must first be approved by Landlord, and if so approved, such Tenant will pay to Landlord a charge, set by Landlord, for each such additional name(s). All entries on the Building directory display will conform to standards and style set by Landlord in its sole discretion. Landlord will have exclusive right to use any exterior signage. Landlord may reasonably limit the amount of space utilized by any one Tenant at Landlord's sole discretion.

SIGNS:  Signs, placard, picture, name, advertisement or notice ___________
-----
painted, affixed or otherwise displayed by any Tenant on any part of the Building of the Premises without the prior written consent of Landlord. Landlord will adopt and furnish to each Tenant general guidelines relating to signs inside the Building on the office floors. All Tenants shall conform to such guidelines. All approved signs or lettering on doors will be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. In the event of the violation of this Rule by any Tenant, Landlord may remove the violating items without any liability, and may charge the expense incurred by such removal to such Tenant.

WINDOW DISPLAYS:  Tenant will not use any method or type of display or window
---------------
advertising without Landlord's prior written approval which shall only be given if the proposals are considered by Landlord to be consistent with the Building character.

SIGNS,  SCREENS AND AWNINGS: All notices or advertisements visible from the
---------------------------
exterior of the Building or the Premises will require written approval from the Landlord. All graphics, curtains, blinds, shades or screens visible from the exterior of the Building or any Premises demised, where permitted, shall conform to Building standards as specified by Landlord from time to time. In the event of the violation of this rule by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred thereby to the Tenant involved.

ADVERTISING:  Landlord shall have the right to prohibit any advertising by any
-----------
Tenants, mentioning the Building, which, in the Landlord's sole opinion, tends to impair the reputation of the Building, or its desirability as a building for offices, and upon written notice from the Landlord, Tenants shall refrain from or discontinue any such advertising.

DELIVERIES AND SERVICE AREA:  Only hand trucks equipped with rubber tires and
---------------------------
slide guards will be permitted in the Building. All deliveries requiring exclusive use of an elevator shall be scheduled through the Property Manager and such use will be permitted between the hours of 8:00 - 11:30 a.m. and 1:30 - 3:30 p.m. and only with the use of protective elevator padding.


                            EXHIBIT "B" Page 5 of 9

HEAVY ITEMS AND MOVING OPERATIONS:  All carrying in or out of freight, packages
---------------------------------
or bulky matter of any description must take place only during hours selected by Landlord and then only with prior notice to and approval by Landlord. Only objects which meet the rated capacity of the elevator shall be brought into the Building. Landlord shall have the right to prescribe the location of heavy objects and if considered necessary, the means to distribute the weight thereof (to no more than 50 pounds per square foot unless written approval is granted by Landlord). Landlord reserves the right to inspect all property to be brought into the Building and to exclude from the Building all property which would violate any of the Rules and Regulations or the Lease of which these Rules and Regulations are a part. Supplies, goods, materials, packages, furniture, etc. delivered to or taken from the Premises will be delivered or removed through the entrance and route designated by Landlord, and Landlord will not be responsible for the loss or damage of any such property. All costs incurred, including any architectural and consulting expenses, will be charged to Tenant. Any damage to the Building caused by any such Tenant or its contractor, delivery or moving service will be repaired at such Tenant's expense.

APPROVAL OF MOVING:  The persons employed to move any Tenant's equipment,
------------------
material, furniture or other property in or out of the Building must be a locally recognized professional mover, whose primary business is the performing of relocation services, must be bonded, fully insured, and reasonably acceptable to Landlord. A certificate or other verification of such insurance must be received and approved by Landlord prior to the start of any moving operations. Insurance must be sufficient in Landlord's sole opinion, to cover all personal liability, theft or damage to the Project, including, but not limited to, floor covering, doors, walls, elevators, stairs, foliage and landscaping during adverse weather. All moving operations will be conducted at such times and in such a manner as Landlord will direct, and all moving will take place during non-business hours unless Landlord agrees in writing otherwise. Tenants will be responsible for the provisions of Building security during their respective moving operations, and will be liable for all losses and damages sustained by any party as a result of the failure to supply adequate security.

JANITORIAL SERVICE:  Only a Landlord authorized janitorial service shall be
------------------
permitted to perform any janitorial service in the Building. Janitorial service, if supplied by the Landlord, shall not include shampooing or spot-cleaning of carpets nor dry cleaning of draperies. Landlord shall not be responsible for any loss of or damage to any Tenant's property by the janitor, its employees or any other person performing janitorial services.

Cleaning is accomplished by a contract janitorial service after hours Monday through Friday. Normal cleaning of Tenant suites includes dusting, vacuuming, emptying waste baskets, and cleaning counters and sinks in kitchens. Any trash to be removed by cleaning personnel, but not in the usual waste receptacles, must be clearly marked "trash".

Packing cases, shipping boxes, etc., should be broken down by the Tenant and discarded in the dumpster provided on site. Removal of any furniture or furnishings, large equipment, packing crates, packing materials and boxes will be the responsibility of each Tenant.


                            EXHIBIT "B" Page 6 of 9

Materials of such nature that they may not be disposed of in the ordinary and customary manner of removal and disposition of trash and garbage without being in violation of any law, ordinance, rule or regulation governing such disposal shall be restricted from being placed or disposed of in Building trash boxes or receptacles. They will not be removed by the Building's janitorial service, except at Landlord's sole option and at the Tenant's expense.

Furniture, appliances, equipment or flammable products of any type may not be disposed of in the Building's trash receptacle.

Special cleaning or other services of this nature should be directed to building management at least one (1) day in advance. Tenants will be required to sign a work order, and charges relating to services performed will be billed to the Tenant.

Tenants will refrain from any activity which would cause the Property Manager to incur unnecessary labor charges by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness. Should any Tenant's actions result in any increased expense for any required cleaning, Landlord reserves the right to assess such Tenant for such expenses. Janitorial service will not be furnished to Premises which are occupied after Business Hours, unless Landlord has given its prior approval for the provision of service at a later hour for such Premises.

The janitorial staff is instructed to turn off the lights each evening in all offices. During weekends and holidays, we request that Tenants turn off all lighting in their Premise to conserve energy and dollars.

Requests for restroom supplies or any complaints or problems should be directed to the Property Manager.

PARKING:  Parking for visitors is available and is permitted in designated
-------
areas. Violators parking in unauthorized areas may be subject to having their vehicles towed. All such towing charges shall be at the expense of the owner of the vehicle. Tenants requesting parking in the garage must complete the "Parking Agreement Form". Assignment of a Security Access Control Card to the garage will be based on the specific lease agreement between the Landlord and the Tenant. Security Access Control Cards will be programmed when the "Parking Agreement" is submitted by the Tenant's authorized representative to the Property Manager. The Security Access Control Cards are provided upon payment of parking fee and $25.00 deposit. Any lost or stolen cards shall be promptly reported in writing by Tenant to Landlord. Tenant shall be charged a fee of $25.00 per card for lost, stolen or unaccounted Security Access Control Cards, and $5.00 per card if damaged and a replacement is necessary. For security reasons, instructions on how to activate card readers are not covered in the rules and regulations.


                            EXHIBIT "B" Page 7 of 9

PARKING - LIMITATIONS OF LIABILITY:  Neither Landlord nor any operator of the
----------------------------------
parking areas within Building, as the same are designated and modified by Landlord, in its sole discretion, from time to time (the "Parking Areas") will be liable for loss of or damage to any vehicle or any contents of such vehicle or accessories to any such vehicle, or any property left in any other Parking Areas, resulting from fire, theft, vandalism, accident, conduct of other users of the Parking Areas and other persons, or any other casualty or cause.
Landlord will not be obligated to provide any traffic control, security protection or operator for the Parking Areas and stalls, All Tenants use the Parking Areas at their own risk, and Landlord will not be liable for personal injury or death, or theft, loss or damage to property arising out of or in connection with the use of the Parking Areas. By using the Parking Areas, all Tenants agree to indemnify and hold harmless Landlord, any operator of the Parking Areas and their respective employees and agents from and against any ____________ demands and actions arising out of the use of the Parking Areas by Tenants, their employees, agents, invitees, and visitors, whether brought by any of such person or any other person.

PARKING  - USE OF PARKING STALLS:  Tenants (including all of Tenants' employees,
--------------------------------
agents, invitees, and visitors) will use the parking stalls solely for the purpose of parking passenger-model cars, small vans and small trucks and will comply in all respects with any rules and regulations that may be promulgated by landlord from time to time with respect to the Parking Areas. The Parking Areas may be used by Tenants, their agents or employees, with prior notice to Landlord, for occasional overnight parking of vehicles. Tenants must ensure that any vehicle parked in any of the parking stalls will be kept in proper repair and will not leak excessive amounts of oil or grease or any amount of gasoline. If any of the parking stalls are at any time used

     (a) for any purpose other than parking as provided above; (b) in any way or manner reasonably objectionable to Landlord; or (c) by any Tenant after default by such Tenant under its Lease, Landlord, in addition to any other right otherwise available to landlord may consider such default an Event of Default under such Tenant's Lease.

PARKING - NON-EXCLUSIVE USE:  All Tenants, right to use the Parking Areas will
---------------------------
be in common with other Tenants of the Building and with all other parties permitted by Landlord to use the Parking Areas. Landlord reserves the right to assign and re-assign, from time to time, particular parking spaces for use by persons selected by Landlord provided that each Tenant's rights under its Lease are preserved. Landlord will not be liable to any Tenants for any unavailability of such Tenants, designated spaces, if any, nor will any unavailability entitle any Tenant to any refund, deduction, or allowance. Tenants will not park in any numbered space or any space designated as:
ASSIGNED, HANDICAPPED, BANK CUSTOMERS ONLY, LIMITED TIME PARKING (or similar designation).

PARKING - DAMAGE:  If the Parking Areas are damaged or destroyed, or if the use
----------------
of the Parking Areas is limited or prohibited by any governmental authority, or the use or operation of the Parking Areas is limited or prevented by strikes, Landlord or any operator of the Parking


                            EXHIBIT "B" Page 8 of 9

Areas will not be subject to any liability to Tenants and Tenants will not be relieved of any of their obligations under their Leases and the Leases will remain in full force and effect. Each Tenant will pay to Landlord upon demand, and each Tenant will indemnify Landlord against, any and all loss or damage to the Parking Areas, or any equipment, fixtures, or signs used in connection with the Parking Areas and any adjoining buildings or structures caused by such Tenant or any of its employees, agents, invitees, or visitors.

PARKING - SUBLEASE OF PARKING STALLS: Tenants have no right to assign or sub
------------------------------------
license any of their rights to use the Parking Stalls in the Parking Areas, except as part of a permitted assignment or sublease of their respective Leases. Tenants may allocate the Parking Stalls among their employees.

PETS, BICYCLES:     Tenants shall not bring or keep, or permit any person to
--------------
bring in or keep, animals (except for use by handicapped persons) or birds of any kind in or about any Premises or the Building. Bicycles and other similar vehicles, are to be parked only in those areas so designated within the parking garage structure, as so designated at the sole discretion of the Landlord.

VENDING MACHINES:  Prior written consent of the Landlord is required before any
----------------
vending machine or machines of any description shall be installed, maintained or operated upon any Premises or within the Building.


                            EXHIBIT "B" Page 9 of 9

                                  EXHIBIT "C"

                                  Work Letter

AMERICAN SCHOOL OF PROFESSIONAL PSYCHOLOGY, INC.
3465 Waialae Avenue,
Suite 300
Honolulu HI 96813


Gentlemen:

     You (hereinafter called "Tenant") and we (hereinafter called "Landlord") are executing simultaneously with this Work Letter, the written lease of that certain premises in the building known as KAIMUKI PLAZA, to which this Work Letter is attached. Said premises are described in said lease and are hereinafter called the "premises".

                                    RECITAL:

     Landlord desires to make certain improvements to the Premises, and Tenant desires to have Landlord make such initial improvements, prior to occupancy, upon the terms and conditions contained in this Work Letter.

     Landlord and Tenant mutually agree as follows:

     1.  Definitions.  In this Work Letter, some defined terms are used.
         -----------

They are:

          (a) Tenant's Representative:  Tenant's Representative is as set forth
              -----------------------
in Section 3.1 of the Lease.

          (b) Landlord's Representative:  Landlord's Representative is:
              -------------------------

          (c) Tenant Improvement Allowance:  The Tenant Improvement Allowance is
              ----------------------------
set forth in Section 3.2 of the Lease.

          (d) Programming Information:  Information provided by Tenant which is
              -----------------------
necessary for the preparation of the Space Plan, including the nature of Tenant's business, manner of operation, number and types of rooms, special equipment and functional requirements, anticipated growth, interactions among groups, and any other programming requirements Tenant may have.


                            EXHIBIT "C" Page 1 of 9

          (e) Programming Information Submission Date:  The date, set forth in
              ---------------------------------------
Section 3.3 of the Lease, by which Tenant shall submit to Landlord the Programming Information.

          (f) Preliminary Space Plan:  A drawing of the Premises clearly showing
              ----------------------
the layout and relationship of all departments and offices, depicting partitions, door locations and swings, special equipment locations and requirements, rentable and usable area calculations and limited furniture layouts to demonstrate the size of the area.

          (g) Final Space Plan:  A drawing of the Premises showing, in addition
              ----------------
to the items on the Preliminary Space Plan, locations of electrical/data/telephone outlets, plumbing, millwork, furniture and equipment and indicating any areas that will be evaluated for structural enhancements as the result of Tenant's requirements.

          (h) Estimated Construction Costs:  A preliminary estimate of the costs
              ----------------------------
of the Improvements that are depicted on the Final Space Plan, including all architectural, engineering, contractor, and any other costs as can be determined from the Final Space Plan.

          (i) Working Drawings: Construction documents detailing the
              ----------------
Improvements and conforming to codes, complete in form and content and containing sufficient information and detail to allow for competitive bidding or negotiated pricing by contractors) selected and engaged by Landlord.

          (j) Construction Schedule: A schedule depicting the relative time
              ---------------------
frames for various activities related to the construction of the Improvements in the Premises.

          (k) Tenant Cost Proposal:  A final estimate of costs of the
              --------------------
Improvements that are depicted on the Working Drawings, including all architectural, engineering, contractor, and any other costs, and clearly indicating the dollar amount, if any, that is to be paid by Tenant pursuant to paragraph 7 herein.

          (1) Preliminary Maximum Approved Cost:  The sum of the Tenant
              ---------------------------------
Improvement Allowance and any additional amount that Tenant has agreed to pay for the Improvements to the Premises, based on the Final Space Plan.

          (m) Final Maximum Approved Cost:  The sum of the Tenant Improvement
              ---------------------------
Allowance and any additional amount that Tenant has agreed to pay for the Improvements to the Premises, based on the Work Drawings.

          (n) Improvements:  The work is inclusive of the following:
              ------------

          (1) The development of Space Plans and Working Drawings, including supporting engineering studies (i.e., structural design or analysis, lighting or acoustical evaluations, or others as determined by Landlord's architect).


                            EXHIBIT "C" Page 2 of 9

          (2) All construction work necessary to augment the Base Building, creating the details and partitioning shown on the Space Plan. The work will create finished ceilings, walls and floor surfaces, as well as complete HVAC, lighting, electrical, and fire protection systems.

The Improvements will NOT include personal property items, such as decorator
                      ---
items or services, art work, plants, furniture, equipment, or other fixtures not permanently affixed to the Premises.

          (o) Cost of the improvements:  In addition to the actual costs of
              ------------------------
construction, the Cost of the Improvements includes, but is not limited to, the following:

               (1) All architectural and engineering fees and expenses.

               (2) All contractor and construction manager costs and fees.

               (3) All permits and taxes.

               (4) A coordination and administration fee to Landlord, pursuant to paragraph 4 (b) (4) herein.

               (5) The elements of the Base Building systems, pursuant to
Schedule 1. "Base Building Definition", attached hereto and made a part hereof.
----------

          (p) Change Order:  Any change, modification, or addition to the Final
              ------------
Space Plan or Working Drawings after Tenant has approved the same.

          (q) Base Building:  Those elements of the core and shell construction
              -------------
that are completed in preparation for the Improvements to the Premises. This includes Building structure, envelope, and the systems as generally indicated on
Schedule 1, attached hereto.  This defines the existing conditions to which
----------
Improvements are added.

          (r) Building Standard.  Component elements utilized in the design and
              -----------------
construction of the Improvements that have been pre-selected by Landlord to ensure uniformity of quality, function, and appearance throughout the Building. These elements include, but are not limited to, ceiling systems, doors, hardware, walls, floor coverings, finishes, window coverings, light fixtures, and HVAC components. A list of Building Standard specifications is attached hereto as Schedule 2, and made a part hereof.
          ----------

              2.        Representatives.  Landlord appoints Landlord's
                        ----------------
Representative to act for Landlord in all matters associated with this Work Letter. Tenant appoints Tenant's Representative to act for Tenant in all matters associated with this Work Letter. All inquiries, requests, instructions, authorizations and other communications with respect to the matters covered by this Work Letter will be made to Landlord's Representative or Tenant's Representative, as the case may be. Tenant will not make any inquiries of or requests to, and will not give any instructions or


                            EXHIBIT "C" Page 3 of 9
authorizations to, any employee or agent of Landlord, including, without limitation, Landlord's architect, engineers and contractors or any of their agents or employees, with regard to matters associated with this Work Letter. Either party may change its Representative under this Work Letter at any time by three (3) business days, prior written notice to the other party.

     3.  Project Design and Construction.  All work will be performed by
         -------------------------------
designers and contractors selected and engaged by Landlord.

     4.  Cost Responsibilities.
         ---------------------

         (a) Landlord:  Landlord will pay up to the amount of the Tenant
             --------
Improvement Allowance for the Cost of the Improvements.

         (b) Tenant:  Tenant will pay for:
             ------

             (1) Tenant-initiated changes to the Final Space Plan or Working Drawings after Tenant's approval.

             (2) Tenant-initiated Change orders, modifications, or additions to the Improvements after Tenant's approval of the Working Drawings.

             (3) All costs in excess of the Tenant Improvement Allowance that are not included in (1) or (2) immediately above.

             (4) The cost of the Landlord's overhead for coordination and administration at a rate of 15% of the total cost to Landlord of clauses (1),
(2), and (3) above.

          Tenant will not be entitled to any credit for any portion of the Tenant Improvement Allowance which is not used.

          5. Landlord's Approval.  Landlord, in its sole discretion, may
             -------------------
withhold its approval of any Space Plan, working Drawings, Change Orders that:

             (a) Exceeds or adversely affects the structural integrity of the Building, or any part of the ventilating, air conditioning, plumbing, mechanical, electrical, communication or other systems of the Building;

             (b) Is not approved by the holder of any mortgage or deed of trust encumbering the Building at the time the work is proposed;

             (c) Would not be approved by a prudent owner of property similar to the Building;


                            EXHIBIT "C" Page 4 of 9

               (d) Violates any agreement which affects the Building or binds Landlord;

               (e) Landlord reasonably believes will increase the cost of operation or maintenance of any of the systems of the Building;

               (f) Landlord reasonably believes will reduce the market value of the Premises or the Building at the end of the Term;

               (g) Does not conform to applicable building code or is not approved by all governmental, quasi-governmental, or utility authority with jurisdiction over the Premises; or

               (h) Does not conform to the Building Standard.

     6.  Schedule of Improvement Activities.
         ----------------------------------

           (a) On or before the ___________ Submission Date, Tenant will cooperate with and submit to Landlord the Programming Information necessary for Landlord's architect to prepare the "Preliminary Space Plan".

           (b) Landlord's architect will expeditiously prepare a Preliminary Space Plan and present it to Tenant. Tenant will provide comment on the plan so as to refine and adjust the design to meet Tenant's need.

           (c) Upon written approval of the Preliminary Space Plan, Landlord's architect will expeditiously prepare the Final Space Plan and forward it to Tenant. Tenant will give Landlord written notice whether or not it approves the Final Space Plan, within three (3) business days after its receipt.

        If Tenant's notice objects to the Final Space Plan, the notice will set forth how the plan is inconsistent with the Programming Information and how the Final Space Plan must be changed in order to overcome Tenant's objections. Landlord will resubmit a revised plan to Tenant and it will be treated as though it was the first proposed plan prepared pursuant to this paragraph.

           (d) After Tenant's written approval of the Final Space Plan, Landlord will promptly cause to be prepared, a preliminary estimate of the cost of the Improvements as set forth in the Final Space Plan (the "Estimated Construction Costs). If the Estimated Construction Cost is less than the Tenant Improvement Allowance, the Estimated Construction Cost will be deemed approved without a required response from Tenant. If the Estimated Construction Cost is more than the Tenant Improvement Allowance, Landlord will so notify Tenant in writing and Tenant will establish the Preliminary Maximum Approved Cost by either:

               (1) Agreeing in writing to pay the amount by which the Estimated Construction Cost exceeds the Tenant Improvement Allowance; or


                            EXHIBIT "C" Page 5 of 9

               (2) Agreeing to have the Final Space Plan revised by Landlord's architect in order to assure that the Estimated Construction Cost is either:

                   (A) No more than the Tenant Improvement Allowance;
                       or
                   (B) Exceeds the Tenant Improvement Allowance by an amount
                       which Tenant agrees to pay pursuant to clause (1) immediately above.

               Tenant shall give immediate attention to establishing the Preliminary Maximum Approved Cost and shall respond to Landlord within two (2) business days. Upon Tenant's timely fulfillment of its obligations in either clause (1) or clause (2) immediately above, the Preliminary Maximum Approved Cost will be established.

           (e) Upon establishment of the Preliminary maximum Approved Cost, Landlord will cause to be prepared and delivered to Tenant the working Drawings, the Construction Schedule, and the Tenant Cost Proposal for the Improvements in accordance with the Final Space Plan. If the Tenant Cost Proposal is less than the Preliminary Maximum Approved Cost, Landlord will take steps necessary to commence construction of the Improvements to the Premises.

               If the Tenant Cost Proposal is more than the Preliminary Maximum Approved Cost, Landlord will so notify Tenant in writing and Tenant will either
(1) agree in writing to pay the amount by which the Tenant Cost Proposal exceeds the Preliminary Maximum Approved Cost or (2) request Landlord to revise the Working Drawings in order to assure that the Tenant Cost Proposal is no more than the Preliminary Maximum Approved Cost.

               Tenant shall give its immediate attention to the cost proposal approval process and shall respond to Landlord within three (3) business days. Upon Tenant's timely fulfillment of its obligations in either clause (1) or clause (2) immediately above, the Final Maximum Approved Cost will be established.

           (f) Following approval of the Working Drawings and establishment of the Final Maximum Approved Cost, Landlord will cause application to be made to the appropriate governmental authorities for necessary approvals and building permits. Upon receipt of the _________ approvals and permits, Landlord will begin construction of the Improvements.

     7.    Payment by Tenant.  The amount payable by Tenant will be billed
           -----------------
periodically, as the work proceeds, and Tenant agrees to pay the same within fifteen (15) business days following delivery of each such invoice.


                            EXHIBIT "C" Page 6 of 9

     8.   Change Orders.  Tenant may authorize changes to the Improvements
          -------------
during construction only by written instructions to Landlord's Representative on a form approved by Landlord. All such changes will be subject to Landlord's prior written approval in accordance with paragraph 5 herein. Prior to commencing any change, Landlord will prepare and deliver to Tenant, for Tenant's approval, a Change order setting forth the total cost of such change, which will include associated architectural, engineering, construction contractor's costs and fees, completion schedule changes, and the cost of Landlord's overhead. If Tenant fails to approve such Change Order within five (5) business days after delivery by Landlord, Tenant will be deemed to have withdrawn the proposed change and Landlord will not proceed to perform the change. Upon Landlord's receipt of Tenant's approval, Landlord will proceed to perform the change.

     9.   Completion and Commencement Date.  Tenant's obligation for the payment
          --------------------------------
of Rent pursuant to the Lease will commence on the Commencement Date; however, the Commencement Date and the date for the payment of Rent may be delayed on a day-by-day basis for each day the substantial completion of the Improvements are delayed by Landlord or its contractors or agents. The payment of Rent will not be delayed by a delay of substantial completion due to Tenant. The following are some examples of delays which will not affect the Commencement Date and the date Rent is to commence under the Lease:

          (a) Late submissions of Programming Information;

          (b) Change orders requested by Tenant;

          (c) Delays in obtaining non-Building Standard construction materials requested by Tenant;

          (d) Tenant's failure to approve timely any item requiring Tenant's approval; and

          (e) Delays by Tenant according to paragraph 6.

          In the event that substantial completion of the Improvements is delayed by Landlord, its contractors or agents, the Commencement Date will be the date of substantial completion of the Improvements, subject only to the completion of Landlord's punch-list items (that is, those items which do not materially interfere with Tenant's use and enjoyment of the Premises). Landlord and Tenant will confirm the Commencement Date in accordance with Section 4.2 of the Lease.

     10.  Condition of the Premises.
          -------------------------

          (a) Prior to the Commencement Date, Tenant will conduct a walk-through inspection of the Premises with Landlord and prepare a punch-list of items needing additional work by Landlord. Other than the items specified in the punch-list and "latent defects" (as defined below), by taking possession of the Premises, Tenant will be deemed to have accepted the Premises in their condition on the date of delivery of possession and to have acknowledged that Landlord has installed

                            EXHIBIT "C" Page 7 of 9
the Improvements as required by this Work Letter and that there are no items needing additional work or repair. The punch-list will not include any damage to the Premises caused by Tenant's move-in or early access, if permitted. Damage caused by Tenant will be repaired or corrected by Landlord at Tenant's expense. Tenant acknowledges that neither Landlord nor its agents or employees have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor has Landlord or its agents or employees agreed to undertake any alterations or construct any tenant improvements to the Premises except as expressly provided in this Lease and this Work Letter. If Tenant fails to submit a punch-list to Landlord prior to the Commencement Date, it will be deemed that there are no items needing additional work or repair. Landlord's contractor will complete all reasonable punch-list items within thirty (30) calendar days after the walk-through inspection or as soon as practicable after such walk-through.

          (b) A "latent defect" is a defect in the condition of the Premises caused by Landlord's failure to construct the Improvements in a good and workmanlike manner and in accordance with the Working Drawings, which defect would not ordinarily be observed during a walk-through inspection. If Tenant notifies Landlord of a latent defect within one year following the Commencement Date, then Landlord, at its expense, will repair such latent defect as soon as practicable. Except as set forth in this paragraph 10, Landlord will have no obligation or liability to Tenant for latent defects.

     11.  Adjustments Upon Completion.  As soon as practicable, upon completion
          ---------------------------
of the Improvements in accordance with this Work Letter, Landlord will notify Tenant of the Rentable Area of the Premises, the Rentable Area of the Building, Monthly Rent, and Tenant's Share, if such information was not previously determinable by Landlord. Tenant, within ten (10) calendar days of Landlord's written request, will execute a certificate, in substantially the form attached hereto as Attachment "1" and made a part hereof, confirming such information.


                            EXHIBIT "C" Page 8 of 9

If the foregoing correctly sets forth our understanding, kindly sign all copies of this Work Letter where indicated below.

                                             CKSS ASSOCIATES, a Hawaii
                                             Registered Limited Partnership

                                             BY:  CPB PROPERTIES, INC.
                                                  GENERAL PARTNER

                                                  By ________________________
                                                      Its
                                                               Landlord

                                             ACCEPTED:
                                             --------



                                             AMERICAN SCHOOL OF PROFESSIONAL
                                             PSYCHOLOGY, INC.

                                              /s/ Harold J. O'Donnell
                                             --------------------------

                                             __________________________

                                             __________________________

                                                       Tenant

                            EXHIBIT "C" Page 9 of 9

                                  SCHEDULE 1
                                  ----------
                                (TO EXHIBIT "C")

                                 KAIMUKI PLAZA
                       3465 WAIALAE AVENUE, HONOLULU, HI

                    BASE BUILDING CORE AND SHELL DEFINITION
                    ---------------------------------------


Base Building Specifications:

Landlord will construct the Base Building in accordance with the specifications described below:

A.   CORE AND SHELL
     --------------

     1.   The building shell, including finished ground floor public lobbies.

     2. The core area on tenant occupied floors, including mechanical, electrical, fire and life safety systems, complete elevator cab interior finish, and build-out of required fire exit stairs.

     3. Core area toilet rooms, including necessary plumbing fixtures, accessories, ceilings, lighting and finishes.

     4. Exposed ceiling and exposed concrete floor in all core areas (except toilet rooms and multi-tenant elevator lobbies and corridors).

     5. Telephone/electrical closets, janitorial closets and drinking fountains (as required by Code) in core area.

     6.   Finished parking garage, elevators and lobby.

     7.   Landscaped areas on the ground floor.

B.   INTERIOR FINISHES
     -----------------

     1. Core (corridor) demising walls facing Tenant Space will be exposed metal stud or as specified in the base building drawings.

     2. One door per 3,000 s.f. of office space (or as building code requires).


                            Schedule 1 Page 1 of 2

C.   FLOOR COVERING
     --------------

     1. Tenant lease areas will have a float finish on the concrete floors ready for the installation of Tenant floor covering.

D.   FLOOR LOADING
     -------------

     1.   Tenant space (except within the core area) shall have a load bearing
          capacity of 95 pounds per square foot.   ("95 P.S.F." total design
          loading:  75 PSF live load and 20 PSF partition load).

E.   MECHANICAL
     ----------

     1. Base Building chilled water supply system will be installed, in ______ ---for Tenant's connection for its installation of building standard fan coil unit.

     2. Outside air supply ducts mounted in ceiling of the core area, ready for connection by Tenant for ducted outside air supply.

     3. Base Building plumbing connection at each floor which include waste, vent, and cold water piping stubbed out and capped at at least 2 locations.

     4. Smoke detector and automatic fire protection for general office uses installed in the ceiling per open floor plan design and in conformance with applicable codes.


          F.   ELECTRICAL/DATA/TELEPHONE
               -------------------------

               1. 2.0 watts per usable square foot (for receptacle/general office use) capacity of that portion of the electrical power distribution system on each floor associated with 120/208V power equipment.

               2. 3.0 watts per usable square feet at 277V for electrical for
                  Building Standard tenant lighting at secondary panels in electrical closets on each floor.

               3. Telephone cabling, of capacity recommended by local telephone service supplier, from main service to terminal boards at building electrical closets on each floor.

               4. Television cable facilities to each floor from main service to terminal boards at building electrical closets.


                            Schedule 1 Page 2 of 2

                                  SCHEDULE  2
                                (TO EXHIBIT "C")

                                 KAIMUKI PLAZA
                       3465 WAIALAE AVENUE, HONOLULU, HI

                  OUTLINE OF BUILDING STANDARD SPECIFICATIONS
                  -------------------------------------------


Building Standard Specifications:

1.   FLOOR COVERING

     A.  Carpet
               Monterey Carpet, Inc.
               "Sea Cliff" Series, #8006
               Choice of 4 colors:  Gray, Taupe, Blue or Green

         Carpet Pad
               Prince Street Technologies
               "Enviro Pad" Series, #EP 5201

     B.  Vinyl Composition Tile
               Armstrong Vinyl Composition Tile
               "Imperial Texture", 12" x 12" x 1/8"
               Choice of 4 colors: Cool White #51899, Classic White #51911, Shelter White #51836, or Sterling #51904

     C.  Quantity
               Tenant to select and install sufficient quantities of Building Standard floor covering to cover the Premises as deemed appropriate on space plan.

2.   RUBBER BASE
               Burke Base
               2 1/2" carpet and cove base
               Color:  per selected scheme

3.   PARTITION TYPE

     A.  Partition A - Interior Partitions

     B.  Partition B - Insulated Partitions


                            Schedule 2 Page 1 of 4

     C.  Partition C - Demising Partitions

4.   DOOR ASSEMBLY

     A.  Doors
               solid core doors with hardwood face, 3'-0" x 8'-9-3/4" x 1-3/4", rift cut, white oak veneer finish, with clear varnish finish.

     B.  Door Frames
               ACI Architectural component
               Anodized aluminum frames.

     C.  Finish Hardware
               Schlage 03A Series
               Lockset or latchset lever handle hardware with dome stop.
               Door closures at entry doors only. Dull Chrome Plated _______ finish.

5.   WINDOW COVERING

               Levelor
               1-3/8" horizontal louver blinds.
               Color:  White

6.   CEILING

     A.  Acoustical Ceiling Tile
               Armstrong
               "Minaboard/Fireguard - Cortega"
               #77 Tegular Edged Lay-in Tile
               Color:  White

     B.  Grid

               Armstrong
               15/16 metal grid system with hanger wires
               Color:  White


                            Schedule 2 Page 2 of 4

7.   PAINT

               (2) prime coats latex-based interior white primer, Devoe &
               Reynolds
               (2) finish coats latex-based interior satin, Sinclair Paints Standard Wall Color: Sinclair #CM8594

8.   ELECTRICAL

     A. Duplex Power Receptacles (12OV, wall-mounted type), as required but not to exceed the landlord specified 2.0 watt per square foot limitation.

     B. Telephone/Data junction boxes and conduit; building standard 2" x 4" recessed receptacle with 1/2' conduit stubbed to ceiling space, quantities and locations as approved by landlord.

     C. Fluorescent Luminaires -- as required but not to exceed the landlord's specified 2.0 watt per square foot limitation
               2' x 4' fluorescent parabolic specular silver louver, 3" deep
               2' x 2' fluorescent parabolic specular silver louver, 3" deep

9.   AIR CONDITIONING BUILDING STANDARD

     A.   Building Standard duct and insulation
     B.   Building Standard Fan Coil Unit
     C.   Building Standard Ceiling Supply and Return Diffuser
     D.   Building Standard Thermostatic controls
          (Manufacturer, model, quantities and locations to be determined and specified by landlord's mechanical engineer and approved by landlord)

10.  LIFE SAFETY SYSTEMS

     A.    Fire Suppression System
     B.    Emergency Exit and Egress Lighting
     C.    Smoke Detectors
     D.    Fire Alarm System

     Landlord, as part of the Base Building improvements, shall furnish and install sufficient quantities of the above to the common areas, as required by local codes.

11. SUBSTITUTIONS -- Tenant may substitute, at Tenant's sole cost and expense, alternative materials for the materials prescribed in the Building Standard Specifications with respect to items other than window coverings, ceiling system areas visible from outside of the Premises, doors, frames and finish hardware for all entry and exit doors opening to the


                            Schedule 2 Page 3 of 4
     common areas of the floor, sprinkler heads, life safety devices light fixtures, and demising and corridor partitions, provided that, (A) the quality of such alternative materials is equal to or better than that prescribed in the Building Standard ___________ for the item in question,
     (B) the substitution would be in conformance with all applicable codes, (C) the substitution is not in lieu of any pre-stocked items that Landlord or Landlord's Tenant Improvement Contractor have previously purchased for the Premises, and (D) Tenant has obtained Landlord's prior written approval of such substitutions, which approval shall not be unreasonably withheld.


                            Schedule 2 Page 4 of 4

                                  EXHIBIT "D"

                       CONFIRMATION OF COMMENCEMENT DATE
                       ---------------------------------


     THIS CONFIRMATION, made this _ day of ______ by and between CKSS ASSOCIATES, a Hawaii registered limited partnership, whose principal place of business and post office address is 220 South King Street, Honolulu, Hawaii 96813, hereinafter called "Landlord" and AMERICAN SCHOOL OF PROFESSIONAL PSYCHOLOGY, INC., whose principal place of business and post office address is:
3465 Waialae Avenue, Suite 300, Honolulu HI 96813, hereinafter called "Tenant".

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, Landlord and Tenant have made an unrecorded lease dated _____ ____ _____, covering that certain space in Kaimuki Plaza, 3465 Waialae Avenue, Honolulu, Hawaii 96815, known as Suite 300, which is more particularly described in said lease; and

     WHEREAS, under Section ____ of said lease, Landlord and Tenant agreed that, when the commencement date of the term of said lease shall have been determined, they would execute a written memorandum expressly confirming said commencement date; and

     WHEREAS, said commencement date has now been determined;

     NOW, THEREFORE, in consideration of the premises, Landlord and Tenant hereby agree and confirm that the commencement date of the term of said lease was. __________, and _______ and that the expiration date of said lease is ____________, ____________.


                            EXHIBIT "B" Page 1 of 2

     IN WITNESS WHEREOF, Landlord and Tenant have executed this instrument as of the day and year first above written.

                                             CKSS ASSOCIATES, a Hawaii
                                             Registered Limited Partnership

                                             BY:  CPB PROPERTIES, INC.
                                                  GENERAL PARTNER

                                                  By _________________________
                                                      Its
                                                              Landlord


                                             AMERICAN SCHOOL OF PROFESSIONAL
                                             PSYCHOLOGY, INC.



                                             ----------------------------------


                                             Federal Identification No. _______


                                             Social Security No. ______________

                                                                  Tenant


                            EXHIBIT "D" Page 2 of 2

                                   EXHIBIT E
                                   ---------

                                    GUARANTY
                                    --------

     _________________________________,  _________________________________,
     (NAME OF GUARANTOR)                 (marital status of Guarantor)
whose address is _____________________________________________________________,
("Guarantor") hereby absolutely and unconditionally guarantees to and for the benefit of CKSS ASSOCIATES, a Hawaii registered limited partnership, Landlord under that certain office Lease hereinbelow described ("Landlord"), all payment and performance obligations to be performed by

________________________________________, _____________________________________,
     (NAME OF TENANT)                         (marital status of Tenant)

("Tenant") tenant under that certain Office Lease dated ___________________ ("Lease").

     1.   Guaranty.   Guarantor unconditionally and irrevocably guarantees to
          --------
Landlord, Landlord's heirs, personal representatives, trustees, successors and assigns or others, as provided in the Lease:

          (i) Full and prompt payment of all rents, including all sums considered to be additional rent; taxes; assessments; common area maintenance charges; collection costs; attorneys' fees; and all other charges payable by Tenant under the Lease, as the same becomes due and payable;

          (ii) Full observance and performance of all other terms, covenants, conditions and provisions of the Lease on the part of Tenant to be observed and performed;

          (iii) Full and prompt payment of all Landlord's costs and expenses, including reasonable attorneys' fees, incurred in connection with any negotiations or workout involving Tenant's obligations under the Lease or Guarantor's obligations hereunder or in any collection efforts affecting Guarantor or in the enforcement of the Guaranty.

     2.   Direct and Primary Liability of Guarantor.  The liability of Guarantor
          -----------------------------------------
to Landlord under this Guaranty is direct and primary, and is independent of any secondary liability Guarantor may have by virtue of its status as a general partner, officer or stockholder of Tenant (to the extent applicable). Accordingly, this Guaranty may be enforced by Landlord regardless of any defense or set off or counterclaim which Tenant may have or assert against Landlord, and regardless of whether or not Landlord has instituted any suit, action or proceeding, or exhausted its remedies against Tenant, or exhausted the assets of Tenant, or taken any steps to enforce any rights against any other person to compel any such performance or to collect all or part of such amount, and regardless of whether Landlord has obtained any judgment against Tenant for the amounts owed by Tenant to Landlord under the Lease. This Guaranty is a guaranty of payment and performance and not of collectibility or enforceability and is in no way conditional or contingent.


                            EXHIBIT "E" Page 1 of 6

     3.   Waiver of Defenses.  Guarantor hereby unconditionally:
          ------------------

          (i) waives any requirement that Landlord, in the event of any default by Tenant, first make demand upon, or seek to enforce remedies against, Tenant or any security before demanding payment under or seeking to enforce this Guaranty;

          (ii)    _____________________________ this Guaranty will not be
discharged except by complete performance of Tenant of the obligations contained in the Lease;

          (iii) Agrees that this Guaranty shall remain in full force and effect without regard to, and shall not be affected or impaired by, without limitation, any invalidity, irregularity or unenforceability in whole or in part of any of the provisions of the Lease or any limitation on the liability of Tenant thereunder;

          (iv) Forever waives any rights of appraisement with regard to the value of any collateral which Landlord may apply as a credit to the obligations of Tenant, through foreclosure or otherwise, and agrees that the determination by an independent appraiser appointed by Landlord of the value of such collateral shall be binding upon the Guarantor for all purposes;

          (v) Waives all statutes of limitation as a defense to any action brought against Guarantor by Landlord to the fullest extent permitted by law;

          (vi) Waives any defense based upon any legal disability of Guarantor or any discharge or limitation of liability of Tenant to Landlord, whether consensual or arising by operation of law or any bankruptcy, insolvency or debtor-relief proceeding, or from any other cause;

          (vii)   Waives presentment, demand, protest and notice of any kind;

          (viii) Waives any defense based upon or arising out of any defense which Tenant may have to the payment or performance of any obligation under the Lease;

          (ix) Waives any defense with respect to this Guaranty, which defense is not also available to Tenant;

          (x) Waives any and all statutory or common law suretyship and other defenses to enforcement of this Guaranty at any time arising, granted or made, now or hereafter otherwise applicable.

     4.   No Release.  The obligations of Guarantor under this Guaranty shall
          ----------
not be released, affected, stayed or impaired, without the written consent of Landlord, by:

          (i) Any assignment of the Lease although made without notice to, or without the consent of, any guarantor of the Lease;


                            EXHIBIT "E" Page 2 of 6

          (ii) Any waiver by Landlord of the performance or observance by Tenant of any of the agreements, covenants, terms or conditions contained in the Lease;

          (iii) Any extension of time for payment of any amounts payable under or in connection with the Lease or the time of performance by Tenant or any guarantor of the Lease, of any obligations under or arising out of the Lease, or any extension or renewal thereof;

          (iv) The modification or amendment (whether material or otherwise) of any duty, agreement or obligation of Tenant set forth in the Lease, including any agreements involving the workout of Tenant's financial obligations to Landlord under the Lease;

          (v) The voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Tenant or any other guarantor of the Lease;

          (vi) Any receivership, insolvency, bankruptcy, reorganization, dissolution or other similar proceeding affecting Tenant or any guarantor of the Lease or any of their assets;

          (vii) The release of any property from any lien or security interest created by the Lease or the acceptance of additional or substitute property as security under the Lease;

          (viii) The release or discharge of Tenant from the observance or performance of any agreement, covenant, term or condition contained in the
Lease:

          (ix) Any action which Landlord may take or omit to take by virtue of the Lease or through any course of dealing with Tenant;

          (x) The addition of a new guarantor or the release of any guarantor of the Lease; or

          (xi) The operation of law or any other cause, whether similar or dissimilar to the foregoing.

     5.   Subrogation.  If Guarantor shall be required to make any payments on
          -----------
account of the Lease, then, from and after the payment in full of the total Lease rent and other sums to be paid under the Lease and the discharge of all obligations to be performed under the Lease, Guarantor shall be subrogated to the rights of Landlord against Tenant. Until such payment in full and such other performance and discharge, Guarantor waives any rights it may have to insist that Landlord enforce any of its remedies under the Lease and any rights Guarantor may have to participate in any security for the repayment of Tenant's obligations under the Lease.

     6.   Guarantor's Financial Condition.  Guarantor will, immediately and from
          -------------------------------
time to time on Landlord's request, provide to Landlord true and correct financial information regarding the


                            EXHIBIT "E" Page 3 of 6
current status of Guarantor's financial condition and Landlord acknowledges and agrees that it will keep such information confidential.

     7.   Tenant's Financial Condition.  Guarantor assumes full responsibility
          ----------------------------
for keeping fully informed of the financial condition of Tenant and all other circumstances affecting Tenant's ability to perform its obligations to Landlord, and agrees that Landlord will have no duty to report to Guarantor any information which Landlord receives about Tenant's financial condition or any circumstances bearing on its ability to perform.

     8.   Default.  Landlord may declare Guarantor in default under this
          -------
Guaranty if Guarantor fails to perform any of its obligations under this Guaranty or becomes the subject of any bankruptcy, insolvency, arrangement, reorganization, or other debtor-relief proceeding under any federal or state law, whether now existing or hereafter enacted.

     9.   Amendment.  The terms of this Guaranty may not be modified of amended,
          ---------
except by a written agreement executed by Guarantor with the written consent of Landlord.

     10.  Notice.  Landlord may proceed directly against the Guarantors, or any
          ------
one of them, after first giving to such Guarantor or Guarantors fifteen (15) days written notice of default by Tenant provided that such default is not corrected within the said period. Any notice or demand to be given or served on the Guarantor shall be in writing and personally delivered, or sent by telecopier, facsimile transmission (fax) or by first class, registered or certified mail with postage prepaid addressed as follows:

          To Guarantor at:

          _______________________________________
          _______________________________________

     Guarantor may change his address from time to time by delivering to Landlord written notice of any change of address. Service of any notice or demand shall be deemed complete on the date of actual delivery or the expiration of the second day after the date of mailing, whichever is earlier. Failure to give notice to any one or more of the Guarantors shall not affect the obligation of a Guarantor to which such notice shall have been given.

     11.  Agent to Receive Service of Process for Out of State Persons. if
          ------------------------------------------------------------
Guarantor is an out of state or foreign corporation, Guarantor irrevocably appoints the person identified herein as its Authorized Agent to receive service of process for any legal action brought by Landlord in the State of Hawaii:

          To Guarantor's Authorized Agent:

          _______________________________________


                            EXHIBIT "E" Page 4 of 6

           ______________________________________

           ______________________________________

     12.  Submission to Jurisdiction.  Guarantor irrevocably agrees that any
          --------------------------
legal action or proceeding with respect to this Guaranty against Guarantor may be brought in any of the courts of the State of Hawaii or in the United States District Court of the District of Hawaii as Landlord may elect, and by execution and delivery of this Guaranty, Guarantor hereby irrevocably submits and attorns to such jurisdiction. This provision shall not, however, preclude Landlord from commencing any action against Guarantor in any other jurisdiction _______________________ irrevocably consents to the service of process out of any such courts by trailing copies thereof by registered United States mail, postage prepaid (or by the most merely equivalent mail service available to a foreign nation) or by delivering copies thereof to Guarantor at the address of Guarantor shown above, or to the Premises demised under the Lease, with the same force and effect as if personally served upon Guarantor. Guarantor further agrees that final judgment against Guarantor in any such action or proceeding shall be conclusive and may be enforced in any jurisdiction within or without the United States, by suit on the judgment, a certified or exemplified copy of which shall be conclusive of liability therefore.

     13.  Prohibited Transactions.  The rights of Landlord hereunder shall
          -----------------------
extend to all property of Guarantor, whether held as tenants by the entirety, tenants in severalty, community property or in any other manner of holding title. If at any time the spouse of Guarantor is not also a guarantor under this Guaranty, then it shall constitute a default of this Guaranty and of the Lease if Guarantor transfers any property to Guarantor and spouse as tenants by the entirety or to Guarantor's spouse of her separate property or acquires any property in tenants by the entirety or in the name of Guarantor's spouse as her separate property.

     14.  Delay: Cumulative Remedies.  No delay or failure by Landlord to
          --------------------------
exercise any right or remedy against Tenant or Guarantor will be construed as a waiver of that right or remedy. All remedies of Landlord against Tenant and Guarantor are cumulative.

     15.  Binding Force.  This Guaranty shall be binding upon Guarantor and his
          -------------
heirs, personal representatives, trustees, successors and permitted assigns, and it shall inure to the benefit of and shall be enforceable by Landlord and their heirs, personal representatives, trustees, successors and assigns from time to time. Landlord may assign this Guaranty, in whole or in part, without notice, in connection with any transfer by Landlord of its interest in the Lease.

     16.  Miscellaneous.  The invalidity or unenforceability of any one or more
          -------------
provisions of this Guaranty will not affect any other provision. In the event this Guaranty is signed by more than one person or entity, any and all liability thereunder shall be joint and several. This Guaranty shall inure to the benefit of Landlord, and their heirs, trustees, personal representatives, successors and assigns, and shall be binding upon the estates, personal representatives, trustees, administrators and assigns of Guarantor. Whenever the context requires, all terms used in the singular will be construed in the plural and vice versa, and each gender will include the other gender.


                            EXHIBIT "E" Page 5 of 6

     17.  Governing Law.  This Guaranty shall for all purposes by construed in
          -------------
accordance with the laws of the State of Hawaii.

     IN WITNESS WHEREOF, Guarantor executed these presents this ______ day of ___________________, _________.



                                    ______________________________________
                                    Signature
                                    Printed Name ___________________________
                                    Social Security No. ______________________



                                    _______________________________________
                                    Signature
                                    Printed Name ___________________________
                                    Social Security No. ___________________
                                                          " Guarantor"

                            EXHIBIT "E" Page 6 of 6